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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Satcon Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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SATCON TECHNOLOGY CORPORATION
27 DRYDOCK AVENUE
BOSTON, MASSACHUSETTS 02210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SATCON TECHNOLOGY CORPORATION (the "Corporation"), a Delaware corporation, will be held on June 8, 2010 at 10:00 a.m. at the offices of Greenberg Traurig, LLP, One International Place, Boston, Massachusetts, 02110, to consider and act upon the following matters:

  1.
  To elect two (2) Class I directors for the ensuing three years;

  2.
  To approve the Satcon Technology Corporation 2010 Employee Stock Purchase Plan;

  3.
  To ratify the selection of Caturano and Company, P.C. as independent registered public accountants for the Corporation for the fiscal year ending December 31, 2010; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on April 27, 2010 as the record date for the determination of stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Corporation will remain open for the purchase and sale of the Corporation's Common Stock.

        We hope that all stockholders will be able to attend the Annual Meeting in person. In order to ensure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Stock Transfer, the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting, your Proxy will, upon your written request, be returned to you and you may vote your shares in person.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Daniel E. Gladkowski Secretary

Boston, Massachusetts
April 30, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 8, 2010:

The Proxy Statement and 2009 Annual Report to Stockholders are available at http://investor.satcon.com/financials.cfm

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

SATCON TECHNOLOGY CORPORATION
27 DRYDOCK AVENUE
BOSTON, MASSACHUSETTS 02210

PROXY STATEMENT

for the 2010 Annual Meeting of Stockholders
to be held on Tuesday, June 8, 2010

        The enclosed Proxy is solicited by the Board of Directors (the "Board") of SATCON TECHNOLOGY CORPORATION (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday June 8, 2010 at 10:00 a.m. at the offices of Greenberg Traurig, LLP, One International Place, Boston, Massachusetts, 02110, and at any adjournment or adjournments thereof.

        All Proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the Proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting.

        The Corporation's Annual Report to Stockholders for the year ended December 31, 2009 ("2009") is being mailed to stockholders with the mailing of these proxy materials on or about April 30, 2010.

        A copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to the Investor Relations Department, Satcon Technology Corporation, 27 Drydock Avenue, Boston, Massachusetts 02210, telephone: (617) 897-2400.

        If you require directions to the meeting, please telephone (617) 897-2400.

Voting Securities and Votes Required

        Stockholders of record at the close of business on April 27, 2010 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof. The Corporation's voting stock is its Common Stock, of which 71,276,073 shares were issued and outstanding as of April 27, 2010, and its Series C convertible preferred stock ("Series C Preferred Stock") (which votes in accordance with a formula set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series C convertible preferred stock), of which 25,000 shares were issued and outstanding as of April 27, 2010. These shares of Series C Preferred Stock currently represent 17,361,111 votes in the aggregate. The Series C Preferred Stock votes with the Common Stock as a single class.

        Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. Each holder of Series C Preferred Stock is entitled to approximately 694.44 votes for each share of Series C Preferred Stock held by that stockholder. The representation in person or by Proxy of at least a majority of the shares of capital stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business.

        Directors are elected by a plurality of votes cast by stockholders entitled to vote at the Annual Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by Proxy at the Annual Meeting and voting on such other matters.

        Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their Proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes") will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting, but will not be considered as voting on such matter. Accordingly, neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors, which requires a plurality of the votes cast, or other matters being submitted to shareholders, which require an affirmative vote of a majority of the shares of capital stock present or represented by Proxy and voting on such matters.

Voting of Proxies and Revocability of Proxies

        Stockholders may vote in person or by Proxy. Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder voting by Proxy has the right to revoke it at any time before it is exercised by giving written notice to the Secretary of the Corporation prior to the Annual Meeting, or by giving to the Secretary of the Corporation a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. If a stockholder does not specify in the Proxy how the shares are to be voted, they will be voted in favor of the election as directors of those persons named in this Proxy Statement and in favor of all other items set forth herein. If you are a beneficial holder and do not provide specific voting instructions to your broker, under a recent rule change the organization that holds your shares will not be authorized to vote on the election of directors. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Corporation's Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The Corporation will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Investor Relations Department, Satcon Technology Corporation, 27 Drydock Avenue, Boston, Massachusetts 02210, telephone: (617) 897-2400. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the Corporation at the above address and phone number.

Solicitation of Proxies

        Proxies in the form enclosed are solicited by the Board of Directors. Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees. The Corporation will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of management, mail material to, or otherwise communicate with, the beneficial owners of the Corporation's Common Stock held of record by those brokers, custodians, nominees or other fiduciaries.

 SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 31, 2010, certain information concerning the beneficial ownership of the Common Stock and the Series C Preferred Stock by (i) each person known by the Corporation to own beneficially five percent (5%) or more of the outstanding shares of the Common Stock or the Series C Preferred Stock; (ii) each of the Corporation's named executive officers (as defined in "Compensation of Executive Officers") and directors and (iii) all executive officers and directors as a group.

        The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after March 31, 2010 through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned(3)	Number of Shares of Series C Preferred Stock Beneficially Owned		Percentage of Series C Preferred Stock Beneficially Owned
5% Stockholders
RockPort Capital Partners II, L.P.(4)	28,342,541	28.5%	15,000		60%
160 Federal Street, 18th Floor
Boston, MA 02110
NGP Energy Technology Partners, L.P.(5)	18,895,027	21.0%	10,000		40%
1700 K Street NW, Suite 750
Washington, D.C. 20006
Federated Investors, Inc.(6)	5,125,314	7.2%
Federated Investors Tower
Pittsburgh, PA 15222-3779
BlackRock, Inc.(7)	4,163,848	5.9%
40 East 52nd Street
New York, NY 10022
Directors and Named Executive Officers
Charles S. Rhoades	2,460,510	3.3%
Daniel E. Gladkowski	259,804	*
Leo F. Casey	446,722	*
Peter F. DeGraff	175,000	*
Charles Han	68,750	*
Aaron M. Gomolak	60,500	*
Donald R. Peck	—	*
John M. Carroll	250,000	*
Daniel R. Dwight	108,000	*
James L. Kirtley, Jr.	95,837	*
David J. Prend(4)	28,405,541	28.5%	15,000	(4)	60%
Philip J. Deutch(5)	18,949,027	21.0%	10,000	(5)	40%
Robert G. Schoenberger	55,000	*

All executive officers and directors as a group (thirteen persons)	51,334,692	41.9%	25,000		100%

*
Less than 1%

(1)
The address for all executive officers and directors, other than Messrs. Prend and Deutch, is c/o Satcon Technology Corporation, 27 Drydock Avenue, Boston, Massachusetts, 02210. The address for Mr. Prend is c/o RockPort Capital Partners II, L.P., 160 Federal Street, 18th Floor, Boston, MA 02110. The address for Mr. Deutch is c/o NGP Energy Technology Partners, L.P., 1700 K Street NW, Suite 750, Washington, D.C. 20006.

(2)
Includes the following number of shares of Common Stock issuable upon the exercise of outstanding stock options which were exercisable within 60 days after March 31, 2010 as follows:

Directors and Named Officers	Vested Options
Mr. Rhoades	2,460,510
Dr. Gladkowski	220,376
Dr. Casey	384,688
Mr. DeGraff	175,000
Mr. Han	68,750
Mr. Carroll	250,000
Mr. Deutch	54,000
Mr. Dwight	108,000
Dr. Kirtley	90,000
Mr. Prend	63,000
Mr. Schoenberger	55,000

All executive officers and directors as a group	3,929,324

(3)
For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 71,121,759 shares of Common Stock outstanding as of March 31, 2010 plus the number of shares of Common Stock that such person or group had the right to acquire within 60 days after March 31, 2010.

(4)
The Common Stock number includes (i) 14,423,076 shares of Common Stock issuable upon conversion of 15,000 shares of Series C convertible Preferred Stock, (ii) 12,241,646 shares of Common Stock issuable upon the exercise of warrants, which preferred stock and warrants are directly owned by RockPort Capital Partners II, L.P., and (iii) 1,677,819 shares issuable upon the conversion of $1,744,931 related to accrued dividends on the Series C Preferred Stock, which have been added to the liquidation preference. These securities may be deemed to be beneficially owned by RockPort Capital II, LLC ("RockPort LLC"), and Alexander Ellis III, Janet B. James, William E. James, Charles J. McDermott, Stoddard M. Wilson and David J. Prend (the "Members"). RockPort LLC is the general partner of RockPort Capital Partners II, L.P. ("RockPort"). Each of the Members are managing members of RockPort LLC. Each of RockPort LLC and the Members (the "Rockport Reporting Persons") disclaim beneficial ownership of the reported securities except to the extent of his, her or its pecuniary interest therein, and this report shall not be deemed an admission that such Rockport Reporting Person is the beneficial owner of the securities for purposes of Section 16 of the Exchange Act or for any other purpose. In connection with the first closing of the private placement of the Series C convertible preferred stock in November 2007, RockPort was entitled to designate one individual to be nominated to the Corporation's Board of Directors. Mr. Prend was RockPort's designee and, accordingly, was appointed to the Board of Directors effective upon consummation of the first closing and serves as a member of the Corporate Governance, Nominating and the Compensation Committees.

(5)
The Common Stock number includes (i) 9,615,384 shares of Common Stock issuable upon conversion of 10,000 shares of Series C convertible Preferred Stock, (ii) 8,161,097 shares of Common Stock issuable upon the exercise of warrants, which preferred stock and warrants are directly owned by NGP Energy Technology Partners, L.P. ("NGP Energy Tech"), NGP ETP, L.L.C. ("NGP GP") is the general partner of NGP Energy Tech . Energy Technology Partners, L.L.C. ("ETP") is the manager of NGP GP. Philip J. Deutch ("Mr. Deutch") is the manager of ETP, and (iii) 1,118,546 shares issuable upon the conversion of $1,163,288 related to accrued dividends on the Series C Preferred Stock, which has been added to the liquidation preference. Each of NGP GP, ETP and Mr. Deutch (the "NGP Reporting Persons") disclaim beneficial ownership of the reported securities except to the extent of his, her or its pecuniary interest therein, and this response shall not be deemed an admission that such NGP Reporting Person is the beneficial owner of the securities for purposes of Section 16 of the Exchange Act or for any other purpose. In connection with the first closing of the private placement of the Series C convertible preferred stock in November 2007, NGP Energy Tech was entitled to designate one individual to be nominated to the Corporation's Board of Directors. Mr. Deutch was NGP Energy Tech's designee and, accordingly, was appointed to the Board of Directors effective upon consummation of the first closing and serves as a member of the Compensation Committee.

(6)
The information is as reported on Schedule 13G filed with the SEC on February 10, 2010 (the "Schedule 13G"). Federated Investors, Inc. is the parent holding company of Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. (the "Investment Advisers"), which act as investment advisers to registered investment companies and separate accounts that own shares of the Corporation's Common Stock. The Investment Advisers are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Investors, Inc. All of the Corporation's Common Stock is held in the Voting Shares Irrevocable Trust (the "Trust") for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees (collectively, the "Trustees"). The Trustees exercise collective voting control over Federated Investors, Inc. Nothing in the Schedule 13G should be construed as an admission that any of Federated Investors, Inc., the Trust, or the Trustees are the beneficial owners of the Corporation's Common Stock, and Federated Investors, Inc., the Trust, and each of the Trustees expressly disclaim beneficial ownership of the Corporation's Common Stock.

(7)
This information is as reported on Schedule 13G filed with the SEC on January 29, 2010.

 PROPOSAL 1: ELECTION OF DIRECTORS

        The Corporation has a classified Board of Directors consisting of three Class I directors, two Class II directors and three Class III directors. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring, unless a director is elected to a class which has a term expiring in less than three years, in which case the director will be elected for the remainder of the term of such class.

        The persons named in the enclosed Proxy will vote to elect, as Class I directors, John M. Carroll and James L. Kirtley, Jr., unless the Proxy is marked otherwise. Each Class I director will be elected to hold office until the 2013 Annual Meeting of Stockholders and until his successor is elected and qualified. In July 2009, David B. Eisenhaure, a Class I director, resigned from the Board of Directors. As of the date of this proxy statement, the Board of Directors had not yet filled the vacancy created by Mr. Eisenhaure's resignation. As a result, only two Class I directors are up for election at the Annual Meeting and Proxies may only be voted for the current nominees, Messrs. Carroll and Kirtley.

        If a stockholder returns a Proxy without contrary instructions, the persons named as Proxies will vote to elect as directors the nominees named below, each of whom is currently a member of the Board. The nominees have indicated their willingness to serve, if elected; however, if any of the nominees should be unable to serve, the shares of Common Stock represented by Proxies may be voted for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected. The Board unanimously recommends a vote FOR the election of the nominees named below.

        For each member of the Board, including those who are nominees for election as directors, there follows information given by each concerning his principal occupation and business experience for the past five years, the name of other publicly held companies on which he serves as a director and his age and length of service as a director of the Corporation.

        No director or executive officer is related by blood, marriage or adoption to any other director or executive officer.

        In connection with the Corporation's private placement of Series C Preferred Stock in the fourth quarter of 2007, the Corporation agreed that each purchaser in the private placement (RockPort and NGP Energy Tech) had the right to designate one representative to the Board upon the first closing of the private placement. Accordingly, effective upon consummation of the first closing of the private placement on November 8, 2007, the Board appointed David J. Prend, as RockPort's designee, and Philip J. Deutch, as NGP Energy Tech's designee, to fill vacancies existing on the Board and to serve as members of the Corporate Governance and Nominating Committee and the Compensation Committee. Mr. Deutch serves as a Class II Director and Mr. Prend serves as a Class III Director.

        The Corporation also agreed that, effective upon the second closing of the private placement of the Series C Preferred Stock, RockPort and NGP Energy Tech jointly had the right to designate one additional director who is "independent" (as that term is defined in the regulations of The Nasdaq Stock Market) to serve as a director. Accordingly, effective upon the second closing of the private placement on December 20, 2007, the Board appointed Robert G. Schoenberger as the additional independent designee of RockPort and NGP Energy Tech. Mr. Schoenberger serves as a Class II Director.

        A majority of the members of the Board are "independent" under the rules of The Nasdaq Stock Market, Inc. The Board has determined that the following directors are independent: Messrs. Carroll, Dwight, Deutch, Prend and Schoenberger and Dr. Kirtley.

Nominees—Terms Expiring in 2013 (Class I Directors)

        John M. Carroll, age 63, became a director in 2005.

        John M. Carroll joined the Corporation as a director in May 2005 and become the Chairman of the Board in October 2006. Mr. Carroll is currently Founder and Chairman of The Newgrange Company, a diversified plastics product manufacturer with operations in the United States, India and China. Prior to establishing Newgrange sixteen years ago, he was Chief Financial Officer of Leach & Garner Company and previously served as a consultant with Arthur D. Little, Inc. Mr. Carroll holds an MBA in Finance from Columbia University and is an English Chartered Accountant. He currently serves on the boards of A. W. Chesterton Company and Leach & Garner Company. In determining that Mr. Carroll should continue serving as a director of the Corporation, the Nominating Committee considered Mr. Carroll's strong executive experience in operations, finance, leadership and governance matters as founder and Chairman of an international manufacturing company. His knowledge of macro-economic global conditions provides the Board with a valuable international business perspective as the Corporation expands globally.

        James L. Kirtley, Jr., age 64, became a director in 1992.

        James L. Kirtley, Jr.    joined the Corporation as a consultant in 1985 and became a director in 1992. From February 2000 until September 2004, Dr. Kirtley served as Vice President and Chief Scientist of the Corporation and was previously employed on a full-time basis as the Vice President and General Manager of the Corporation's Technology Center beginning in 1998. Dr. Kirtley currently serves as a consultant to the Corporation. Dr. Kirtley is also a Professor of Electrical Engineering at Massachusetts Institute of Technology ("MIT"), having served as a member of the MIT faculty since 1971. Dr. Kirtley received his S.B., S.M., E.E. and Ph.D. degrees in Electrical Engineering from MIT. In determining that Dr. Kirtley should continue serving as a director of the Corporation, the Nominating Committee considered Dr. Kirtley's significant academic standing and industrial knowledge of power electronic systems development. He also has extensive knowledge of the history of the Corporation as a member of its Board of Directors which makes him a valued member of the Board.

Current Directors—Terms Expiring in 2011 (Class II Directors)

        Philip J. Deutch, age 45, became a director in 2007.

        Philip J. Deutch joined the Corporation as a director in November 2007. Mr. Deutch is Managing Partner of NGP Energy Technology Partners, L.P., a private equity fund that invests in companies that develop energy technologies and provide technology driven products and services to the energy industry. He has served as Managing Partner of NGP Energy Technology Partners, L.P., or NGP ETP, since September 2005. Prior to forming NGP ETP, Mr. Deutch was a Managing Director at Perseus, L.L.C., a private equity fund, from October 1997 to June 2005. He is also a member of the board of directors of TPI Composites Inc., ISE Limited and American Wind Capital, and is a director of the International Center for Research on Women and Capital for Children. Mr. Deutch holds a Bachelor of Arts degree from Amherst College and a J.D. degree (with distinction) from Stanford Law School. Mr. Deutch, a founder of NGP Energy Technology Partners L.P., a leading venture capital firm, brings to our Board extensive strategic knowledge in energy technologies including distributed energy, renewable energy, management and control, and power electronics. Mr. Deutch's experience as a director of other energy focused companies gives him exposure to the corporate governance practices of similar companies.

        Robert G. Schoenberger, age 59, became a director in 2007.

        Robert G. Schoenberger joined the Corporation as a director in December 2007. Mr. Schoenberger is Chairman of the Board and Chief Executive Officer of Unitil Corp., a combined gas and electric utility serving 170,000 customers in Maine, Massachusetts and New Hampshire. Prior to his

employment with Unitil in 1997, Mr. Schoenberger was President and Chief Operating Officer, from 1993 to 1997, and Executive Vice President of Finance and Administration, 1985 to 1993, of the New York Power Authority, a state-owned utility operating 6,000 Mw of generation and 1,400 miles of high voltage transmission. He earned a BA from La Salle University, an MA from the University of Delaware and is a graduate of the Advanced Management Program at the Harvard Business School. Mr. Scheonberger's experience as Chairman and Chief Executive Officer of Unitil Corporation, and previously as President of the New York Power Authority, provides the Board with valuable insight into the public and state-owned utility market sector.

Current Directors—Terms Expiring in 2012 (Class III Directors)

        Daniel R. Dwight, age 50, became a director in 2006.

        Daniel R. Dwight joined the Corporation as a director in 2006. Mr. Dwight is a Partner and CleanTech & Renewable Segment Leader at Tatum, LLC. Prior to Tatum Mr. Dwight was the Director, President and Chief Executive Officer of Kronos Advanced Technologies, Inc., a clean technology company. Mr. Dwight served as President and Chief Executive Officer of Kronos from 2001 through 2008. Prior to joining Kronos, Mr. Dwight was a 17-year General Electric Company executive, including 7 years in private equity and international investing with General Electric Capital Corporation in Asia and 10 years in operations, manufacturing, business development and technology commercialization with General Electric Company's industrial businesses in North and South America, Asia and Europe. Mr. Dwight earned an MBA in Finance and Marketing with Honors from The University of Chicago Booth School of Business and a BS in Accounting with Honors from The University of Vermont. Mr. Dwight brings to our Board executive leadership experience in operations, business development and global equity investing in a variety of growth and core industrial and technology businesses. In addition, he has extensive expertise in financial matters, including the evaluation of complex accounting issues which makes him a valued member of the Audit Committee of our Board.

        David J. Prend, age 52, became a director in 2007.

        David J. Prend joined the Corporation as a director in November 2007. Mr. Prend is a Managing General Partner of RockPort Capital Partners. Mr. Prend began his career in the energy industry as an engineer at Bechtel Corporation where he worked in the area of advanced energy technologies. From 1984 until 1987 he worked at Amoco Corporation in the Treasurer's Department, and in the chemical and upstream oil and gas subsidiaries. He later joined Shearson Lehman in their Natural Resources Investment Banking Group where he advised companies in the energy, mining and forest products industries. In 1990 he joined Salomon Brothers where he was promoted Managing Director and headed the Global Energy Investment Banking Group. In 1998 Mr. Prend co-founded RockPort. He currently serves on the boards of Achates Power, Inc., Aspen Aerogels, Inc., Aspen Products Group, Inc., Hycrete Technologies, Inc., Solyndra, Inc. and SustainX, Inc. He is also a Member of the Board of Directors of the National Venture Capital Association and the Board of Trustees of Exeter Health Resources, Inc. Mr. Prend received a BS in Civil Engineering from the University of California at Berkeley and an MBA from Harvard Business School. Mr. Prend, as co-founder of Rockport Capital, a leading Clean Tech venture capital firm, brings a deep understanding of the renewable energy sector to the Board and provides valuable insights into strategic direction. His active service on a number of other company boards of directors adds a depth of knowledge to our Board as to best practices in corporate governance.

        Charles S. Rhoades, age 49, became a director in 2008.

        Charles S. Rhoades is the Corporation's President and Chief Executive Officer and director and has served in these roles since joining the Corporation in May 2008. Prior to joining the Corporation, Mr. Rhoades was Executive Vice President and Chief Operating Officer at Advanced Energy Industries, Inc. from December 2005 through December 2007. Prior to that time, Mr. Rhoades served in several capacities at Advanced Energy, including Executive Vice President of Products and Operations and prior to that Senior Vice President and General Manager of Control Systems and Instrumentation. He is a graduate of the University of Illinois where he obtained both a Bachelor of Science Degree in Physics and a Master of Science Degree in Physics. Mr. Rhoades brings to the Board leadership skills, intimate knowledge of operations and a broad strategic vision for our Corporation. He creates a critical link between management and the Board, enabling the Board to perform its oversight function with the benefit of management's perspectives on the business.

Executive Officers of the Corporation

        Leo F. Casey, age 50, became an executive officer in 2008.

        Leo F. Casey is the Corporation's Vice President of Engineering and Chief Technology Officer and has served in this role since June 2008. Dr. Casey joined the Corporation in June 2001 as its Chief Technology Officer. Dr. Casey has been appointed chairman of the High-Megawatt Inverter Program organized with Department of Energy and the National Institute of Standards and Technology, focusing on developing "fast-grid" capabilities enabled by large inverters with advanced utility features. Dr. Casey received a Bachelor of Engineering degree at the University of Auckland in New Zealand and MSc, Electrical Engineering, and ScD degrees at Massachusetts Institute of Technology, as a Fulbright Scholar. Dr. Casey has more than 25 years of experience in the renewable energy conversion industry, is an editor of the Energy Conversion Transactions of the Power Engineering Society of the IEEE and also serves on NREL's Solar Advisory Panel.

        Peter F. DeGraff, age 40, became an executive officer in 2008.

        Peter F. DeGraff is the Corporation's Executive Vice President of Sales and Marketing and has served in this role since joining the Corporation in May 2008. Prior to joining the Corporation, Mr. DeGraff was most recently senior director of business development and product management, solar inverters at Advanced Energy Industries, Inc., from August 2007 until March 2008. From February 2006 until August 2007, Mr. DeGraff was Vice President of World Wide Alliances at i2Technologies, Inc., where he organized a highly successful global channel for its products and solutions. From April 2004 until January 2006, Mr. DeGraff held positions at Sybase, Inc.. Prior to that Mr. DeGraff held positions at NetManage Inc. and Portera Systems, Inc. Mr. DeGraff received his Masters in Business Administration from San Francisco State University and a Bachelors Degree from Alma College.

        Daniel E. Gladkowski, age 60, became an executive officer in 2005.

        Daniel E. Gladkowski is the Corporation's Vice President of Administration and Human Resources and Secretary and has served in this role since March 2005. Prior to assuming this position Dr. Gladkowski served as Director of Human Resources of the Corporation since 1994. Prior to joining the Corporation in 1994, Dr. Gladkowski was employed by Draper Laboratory, Inc. where he functioned in various capacities including the management of all aspects of the human resources department, as well as technical program management and division administration. In addition, he has held positions with Exxon Research & Engineering and D.P. Parker & Associates, a technical search firm. Dr. Gladkowski received his BS degree from Marietta College and the MS and Ph.D. degree in Chemistry from Cornell University. He also held a postdoctoral research position at Princeton University and has published in both the scientific and human resource journals.

        Aaron M. Gomolak, age 38, became an executive officer in 2010.

        Aaron M. Gomolak is the Corporation's Vice President of Global Operations and has served in this role since joining the Corporation in February 2010. Prior to joining the Corporation, Mr. Gomolak served as Managing Director, From January 2008 until February 2010, of Altitude Finance where he successfully helped renewable energy and information technology companies expand operations into Asia. Prior to Altitude Finance, Mr. Gomolak spent seven years, from 2001 until 2008, at Advanced

Energy where he held various roles of increasing responsibility including Vice President of Finance and Corporate Controller. Mr. Gomolak received his Bachelor of Business Administration from Western Michigan University

        Donald R. Peck, age 52, became an executive officer in 2010.

        Donald R. Peck is the Corporation's Chief Financial Officer and Treasurer and has served in this role since joining the Corporation in March 2010. From September 2007 until January 2010, Mr. Peck served as Executive Vice President, Chief Financial Officer and Treasurer at Egenera, Inc., a data center virtualization company. From April 2003 until January 2007 he served as Executive Vice President and Chief Financial Officer at The First Marblehead Corporation. Mr. Peck has also held positions at Zeborg, Inc., MarketMax, Inc., and Centennial Technologies, Inc. serving in executive management, finance, legal, and administrative roles. Earlier in his career, Mr. Peck held positions as senior auditor at the accounting firm of Arthur Andersen LLP, and junior partner at the law firm of Nutter, McClennen & Fish LLP. Mr. Peck obtained his Bachelor of Science in Business Administration (with highest distinction) from the University of Rhode Island and his Juris Doctor from Cornell Law School.

        For additional information relating to the Corporation's President and Chief Executive Officer, see disclosure regarding Mr. Rhoades set forth under the heading "Election of Directors."

        For information relating to securities of the Corporation owned by the directors and executive officers of the Corporation, see "Security Ownership of Certain Beneficial Owners and Management."

Board Meetings and Committee Composition

        The Board met 11 times during 2009. During 2009, each of the Corporation's directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

Corporate Governance and Nominating Committee

        The Corporation has a standing Corporate Governance and Nominating Committee (the "Nominating Committee"). The Nominating Committee has a written charter, a copy of which is available to stockholders on the corporate governance page of the Corporation's website at www.satcon.com. The members of the Nominating Committee are Messrs. Carroll, Dwight, Prend, and Schoenberger (Chairman) each of whom is independent under the rules of The Nasdaq Stock Market, Inc. The duties of the Nominating Committee may be summarized as follows:

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  Review of the Corporation's corporate governance principles, policies and practices;

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  Review the composition of the Board of Directors for the purpose of determining that it has the appropriate breadth of experience and expertise to ensure proper stewardship of Corporation;

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  Establish the criteria for selection of the Chairman, Board members and committee members;

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  Identify persons who meet the established criteria and are qualified to become Board members;

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  Recommend to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders; and

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  Conduct an evaluation of the Board to determine whether its committees are functioning effectively and establish a succession plan to be presented to the Board annually.

        The Board's current policy with regard to the consideration of director candidates recommended by stockholders is that the Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Board, which are described below, and conduct inquiries it deems appropriate. The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

        At a minimum, the Nominating Committee must be satisfied that each nominee, both those recommended by the Nominating Committee and those recommended by stockholders, meets the following minimum qualifications:

  •
  The nominee should have a reputation for integrity, honesty and adherence to high ethical standards;

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  The nominee should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Corporation and should be willing and able to contribute positively to the decision-making process of the Corporation;

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  The nominee should have a commitment to understand the Corporation and its industry and to regularly attend and participate in meetings of the Board and its committees;

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  The nominee should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Corporation, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stakeholders; and

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  The nominee should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Corporation's stockholders and to fulfill the responsibilities of a director.

        Although the Corporation does not have a formal diversity policy for Board membership, the committee does review with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. This review shall includes consideration of diversity, age, skills and experience in the context of the needs of the Board.

        The current procedures to be followed by stockholders in submitting recommendations for director candidates are as follows:

  1.
  All stockholder recommendations for director candidates must be submitted to the Corporate Secretary at the Corporation's offices located at 27 Drydock Avenue, Boston, Massachusetts 02210, who will forward all recommendations to the Nominating Committee.

  2.
  All stockholder recommendations for director candidates must be submitted to the Corporation not less than 120 calendar days prior to the date on which the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting.

  3.
  All stockholder recommendations for director candidates must include the following information:

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  The name and address of record of the stockholder;

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  A representation that the stockholder is a record holder of the Corporation's securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

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  The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

    •
    A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

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    A description of all arrangements or understandings between the stockholder and the proposed director candidate;

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    The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Corporation's annual meeting of stockholders and (ii) to serve as a director if elected at such annual meeting; and

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    Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

        Except where the Corporation is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members, including nominees recommended by stockholders, and recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are selected by the Nominating Committee in accordance with the Corporation's Corporate Governance Guidelines, the policies and principles in its charter and the criteria set forth above. There are no differences in the manner in which the Nominating Committee evaluates director nominees recommended by stockholders. The Nominating Committee has the authority to retain a search firm to identify or evaluate or assist in identifying and evaluating potential nominees. To date, the Corporation has not paid any fees to any such search firms.

Audit Committee

        The Corporation has a separately-designated standing Audit Committee (the "Audit Committee") established in accordance with section 3(a)(58)(A) of the Exchange Act and the applicable rules of the Nasdaq Stock Market, Inc. The Audit Committee has a written charter, a copy of which is available to stockholders on the corporate governance page of the Corporation's website at www.satcon.com. The Audit Committee currently consists of Messrs. Carroll (Chair), Dwight and Schoenberger, each of whom is independent under the rules of The Nasdaq Stock Market, Inc. and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has determined that Mr. Dwight qualifies as an "audit committee financial expert" under applicable SEC rules. Management is responsible for the Corporation's internal controls and the financial reporting process. The Corporation's independent auditors are responsible for performing an independent audit of the Corporation's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee met four times during 2009.

        The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Corporation and the audits of the Corporation's financial statements and the qualifications, independence and performance of the Corporation's independent auditors. With respect to its oversight of the independent auditors, the Audit Committee is responsible for (i) appointing, evaluating, retaining and terminating the engagement of the independent auditors, (ii) taking appropriate action to oversee the independence of the independent auditors, (iii) setting the compensation of the independent auditors, (iv) pre-approving all audit and non-audit services to be provided to the Corporation by the independent auditors, and (v) resolving disagreements, if any, between management and the independent auditors regarding financial reporting. In connection with its oversight role, the Audit Committee shall, as appropriate, receive and consider the reports required to be made by the independent auditors regarding critical accounting policies and practices, alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, and other material written communications between the independent auditors and management.

        With respect to audited financial statements and other financial disclosures, the Audit Committee shall (i) review and discuss with management and the independent auditors the Corporation's audited financial statements, (ii) consider whether it will recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K and (iii) direct the independent auditors to use their best efforts to perform reviews of interim financial information and to discuss with the Audit Committee and the Chief Financial Officer (or equivalent officer) any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards.

        In addition, the Audit Committee shall (i) coordinate the Board's oversight of the Corporation's internal control over financial reporting, disclosure controls and procedures and code of conduct, (ii) establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, and (iii) review and approve any proposed related party transactions. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

Compensation Committee

        The Corporation has a standing Compensation Committee (the "Compensation Committee"). The Compensation Committee has a written charter, a copy of which is available to stockholders on the corporate governance page of the Corporation's website at www.satcon.com. Messrs. Dwight (Chair), Deutch and Prend, each of whom is independent under the rules of The Nasdaq Stock Market, Inc., serve as the current members of the Compensation Committee. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Corporation's executives. The Compensation Committee recommends to the Board for determination the compensation arrangements for executive officers, consultants and directors of the Corporation including, but not limited to, the grant of options to purchase the Corporation's Common Stock pursuant to the Corporation's stock option plans or other plans that may be established. The Compensation Committee met three times during 2009. For more information on the process followed by the committee, see "Compensation Discussion and Analysis."

Board Leadership Structure

        The Board of Directors is led by the Chairman of the Board, John M. Carroll, who has held the position since October 2006. While the Corporation's Corporate Governance Guidelines permit the positions of Chairman of the Board and Chief Executive Officer to be held by the same person, we believe that leadership of the Board is best conducted by an independent Chairman. Currently, the only member of the Board who is not independent is the Chief Executive Officer. In addition, all of the directors on each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors, and each of these committees is led by a committee chair. The committee chairs set the agendas for their committees and report to the full Board on their work. As required by The Nasdaq Stock Market, our independent directors meet in executive session without management present as frequently as they deem appropriate, typically at the time of each regular Board meeting. All of our independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. The Corporation's independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise.

Risk Oversight

        While the Board of Directors is responsible for overseeing the Corporation's risk management, the Board has delegated many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management and the independent auditors the Corporation's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. In addition to the Audit Committee's work in overseeing risk management, the full Board regularly engages in discussions of the most significant risks that the Corporation is facing and how those risks are being managed, and the Board receives reports on risk management from senior officers of the Corporation and from the chair of the Audit Committee. The Board of Directors believes that the work undertaken by the Audit Committee, together with the work of the full Board, enables the Board to effectively oversee the Corporation's risk management function.

Code of Conduct and Ethics

        The Board of Directors has adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, our principal financial officer and our principal accounting officer. A copy of the Code of Conduct and Ethics is available to stockholders on the corporate governance page of the Corporation's website at www.satcon.com.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock to file with the SEC initial reports of ownership of the Corporation's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of the Corporation's records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the Corporation's most recent fiscal year except that Mr. Rhoades filed two late Form 4s related to a stock option grants, Mr. Peacock filed a late Form 4 related to a stock option grant, Dr. Gladkowski filed a late Form 4 related to a stock option grant, Dr. Casey filed a late Form 4 related to a stock option grant, Mr. DeGraff filed a late Form 4 related to a stock option grant, and Mr. Han filed a late Form 4 related to a stock option grant.

Certain Relationships and Related Transactions

        Our Audit Committee charter requires that members of the Audit Committee, all of whom are independent directors, conduct a review of and approve all related party transactions on an ongoing basis. Since January 1, 2009, no related party transactions have been reviewed or approved by our Audit Committee.

 COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Overview

        The primary objectives of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract, retain, and motivate the best possible executive talent in pursuit of our business strategy of being a premier developer and supplier of power management solutions for the renewable energy market sector. The focus is to tie short and long-term incentives to achievement of measurable corporate and individual performance objectives, and to align executives' incentives with stockholder value creation. Our executive compensation structure not only aims to be competitive in our market sector, but also to be fair relative to compensation paid to other professionals within our organization. As we continually develop our compensation approach, we aim to implement an approach that rewards our executives when we achieve our target goals and objectives. As our business evolves, we seek to foster a performance-oriented culture, where individual performance is aligned with organizational objectives. Executives will be evaluated and rewarded based on their organizational contributions to the achievement of short and longer term objectives; their openness to challenging and improving current policies and structures; their willingness to foster a highly creative team-oriented environment; and their ability to take advantage of unique business opportunities and overcome difficult challenges within the emerging renewable energy business sectors. To achieve these goals, the Compensation Committee has implemented compensation plans that tie a significant portion of executives' overall compensation to the achievement of the objectives listed above.

        This Compensation Discussion and Analysis explains our compensation philosophy, objectives, policies and practices with respect to our Chief Executive Officer (CEO) and the other four most highly compensated executive officers, which are collectively referred to as the named executive officers.

Role of the Compensation Committee

        The Compensation Committee approves, administers and interprets our executive compensation and benefits policies. Our Compensation Committee is appointed by the Board of Directors, and consists entirely of directors who are "independent" under the rules of The Nasdaq Stock Market, Inc. "outside directors" for purposes of Section 162(m) of the Internal Revenue Code and "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act. Our Compensation Committee is composed of Mr. Dwight, who serves as Chairperson, Mr. Prend and Mr. Deutch.

        Our Compensation Committee reviews and makes recommendations to the Board of Directors with respect to our executive compensation and benefit program to ensure alignment with our compensation philosophy, and subject to the approval of our Board, is responsible for establishing the total compensation packages offered to our executive officers. For more information regarding the duties of the Compensation Committee, see "Board Meetings and Committee Composition—Compensation Committee" in this Proxy Statement.

        As discussed in more detail below, in making compensation-related decisions, the Compensation Committee considers, among other things, input from management and other independent directors, as well as benchmarking studies and surveys.

Compensation Benchmarking

        The Compensation Committee believes that it is important when making compensation-related decisions to be informed as to the practices of publicly-held, technology-oriented companies of similar size, revenue and market focus. Geographic location is also taken into consideration. Management collects, analyzes and presents publicly available compensation data and subscription compensation survey data. Specific surveys utilized are those produced by The Survey Group and the American Electronics Association, which provide baseline data on eastern Massachusetts, San Francisco-Silicon Valley area and national technology-oriented companies, respectively, with revenues of less than $100,000,000. We also benchmark our compensation practices in relation to other comparable companies in the renewable energy market sectors. We believe that this group of companies provides an appropriate peer group because they consist of similar organizations against whom we compete for executive talent. We intend to annually review the companies in our peer group and add or remove companies as necessary to insure that our peer comparisons are meaningful. Specifically, we use data in proxy statements filings from companies that we believe are comparable to us based on market focus or are otherwise relevant, including:

  •
  Active Power, Inc.

  •
  American Superconductor Corporation

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  Beacon Power Corporation

  •
  Capstone Turbine Corporation

  •
  Daystar Technologies, Inc

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  Enernoc, Inc.

  •
  Fuel Cell Energy, Inc.

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  Evergreen Solar, Inc.

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  Mechanical Technology, Inc.

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  Plug Power Inc.

        In addition to benchmarking studies, the Compensation Committee has historically taken into account input from other sources, including input from other independent members of the Board of Directors. While benchmarking may not always be appropriate as a stand-alone tool for setting compensations due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this compensation information is an important part of our compensation-related decision making process.

        Based on management's analysis and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the median (50th percentile) of the companies represented in the compensation data we review. Short-term incentive compensation, based on the achievement of specified goals and objectives, may be awarded in the form of a cash performance bonus and/or equity awards. Total compensation may vary significantly from year-to-year based on total company and business unit performance.

Compensation Risk Assessment

        In reviewing the Corporation's compensation policy and practices for its named executive officers and as well as for other employees, the Compensation Committee evaluated whether any unnecessary risk-taking was associated with the Corporation's compensation policies. The committee did not identify any risks arising from the Corporation's compensation policies and practices reasonably likely to have a material adverse effect on the Corporation.

Executive Compensation Program

        As discussed in more detail below, our compensation program consists of five components base salary, annual bonus incentives, long-term incentives, benefits and, in some cases, severance/termination protection.

        In determining each component of an executive's compensation, numerous factors are considered, including:

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  The individual's particular background and circumstances, including prior relevant work experience;

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  The demand for individuals with the individual's specific expertise and experience;

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  The individual's role with us and the compensation paid to similar persons determined through benchmark studies;

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  The individual's performance and contribution to the achievement of company goals and objectives;

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  Comparison to other executives within the Corporation; and

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  Uniqueness of industry expertise and skills.

        The Compensation Committee has implemented an annual performance management program, under which annual performance goals and expectations are determined for each executive, including the named executive officers.

        Following the end of each year, corporate goals for the new year are jointly developed by management and the Compensation Committee, and are subject to Board approval.

        The Compensation Committee meets outside the presence of all of the executive officers to consider appropriate compensation for our CEO. For all other executive officers, the Compensation Committee meets outside the presence of all executive officers except our CEO. The CEO annually reviews each other executive officer's performance with the Compensation Committee and makes recommendations to the Compensation Committee with respect to the appropriate base salary, payments to be made under the short-term incentive plan, and the grants of long-term incentive awards for all executive officers, excluding himself. Based in part on the CEO's recommendations and other considerations, the Compensation Committee approves the total annual compensation package of our executive officers (other than the CEO). Independently, the Compensation Committee annually evaluates the performance of the CEO and determines the base salary adjustment, short-term incentive award and long-term incentive award, if any, to be made for the given performance period.

        Our policy for allocating between short-term and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives (in the form of equity awards) to maximize long-term value for the Corporation and its stockholders. Accordingly, (i) we provide cash compensation in the form of base salary and annual incentive bonuses to meet competitive salary norms and reward good performance on an annual basis and (ii) we provide non-cash compensation in the form of equity-based awards to reward superior performance against specific short-term goals and long-term objectives.

Compensation Components

  Base Salary

        Annually, the Compensation Committee reviews the individual salaries of our executive officers. The base salary for each executive is based on consideration of median pay for our peer group and internal factors, such as the individual's experience, skills and performance, and the pay of other members of the executive team. We consider market median pay levels among individuals in comparable positions with transferable skills within the renewable energy market sector and comparable technology-based companies. When determining the base salary of any executive, we also consider business requirements for certain skill sets, individual experience, and the responsibilities of the executive and other factors. It is our belief that a competitive base salary is necessary to attract and subsequently retain a management team with the requisite skills to lead the Corporation.

  Annual Incentive Bonus Plan

        In 2009, as a result of a review of general market and peer company practice, the Compensation Committee established, for fiscal 2009, a written Management Incentive Bonus Plan (the "2009 Incentive Plan") as a means of adding specific incentives towards achievement of specific business unit and company goals that are key factors in our success. Eligible participants were the (i) the President & Chief Executive Officer; (ii) the Chief Financial Officer; (iii) the Vice President of Engineering & Chief Technology Officer; (iv) the Vice President, Administration & Secretary; (v) the Executive Vice President of Sales & Marketing; (vi) the Vice President Global Operations, (vii) those individuals who directly report to the Executive Officers at the Director Level, (viii) those individuals who manage a group or function (Manager Level) who report to the Executive Officer or Director, and (ix) Satcon Fellows.

        2009 Incentive Plan participants were eligible to receive cash bonuses conditional upon successful performance against established measurable targets. The Management Incentive Bonus Plan, which is reviewed and revised on an annual basis, is an important component in the hiring of key executives. Additionally, it is an important mechanism in focusing our executive's efforts and rewarding executive officers for annual operating results that help create value for our shareholders.

        The 2009 Incentive Plan placed emphasis on both individual performance and overall company performance. General 2009 objectives are summarized as follows:

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  President & CEO: Overall corporate objectives included objectives related to the Company's focus and market position, growth, product/service quality, profitability, financial condition, business practices, and establishment of prudent governance practices.

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  Operations: Operations objectives included objectives related to business operating models, manufacturing and plant capacity, customer performance and long-term strategies.

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  Sales & Marketing: Sales & marketing objectives included objectives related to direct sales team organization, sales methodology, forecast methodology and customer relationship management systems, global business development and channels organization, branding initiatives and field services organization.

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  Engineering: Engineering objectives included objectives related to product quality, design processes and new products.

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  Finance: Finance objectives included objectives related to management information, information systems, planning processes, financial operating models and control environment.

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  Administration: Administration objectives will include objectives related to compensation strategy, performance management systems, annual cash incentive programs, rewards programs, training, staffing, internet access, domain upgrades and help desk administration.

        2009 Potential Incentive Award Opportunities were as follows:

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  President & CEO

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  Up to 60% of Base Salary upon attainment of 100% of Corporate target objectives.

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  Other Executive Officers

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  Up to 30% of Base Salary in total—half of which is based upon attainment of 100% of personal target objectives and half of which is based upon attainment of 100% of Corporate target objectives.

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  Other (Director Level and Manager Level) Participants

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  Up to 20% of Base Salary in total for Director Level participants (including Satcon Fellows)—half of which is based upon attainment of 100% of personal target objectives and half of which is based upon attainment of 100% of Corporate target objectives.

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  Up to 10% of Base Salary in total for Manager Level participants—half of which is based upon attainment of 100% of personal target objectives and half of which is based upon attainment of 100% of Corporate target objectives.

        The Board also had the discretion under the 2009 Incentive Plan to grant additional cash bonuses to the other executive officers and participants if the Corporation met target financial objectives.

        After determining and approving incentive payments under the 2009 Incentive Plan, the Committee recommended to the Board payments to be made under the 2009 Incentive Plan for their approval. Final determination of any and all employee compensation was based on the sole discretion of the Compensation Committee with Board of Director approval.

        Also in 2009, as a result of a review of general market and peer company practice, the Compensation Committee has established, for fiscal 2010, a written Management Incentive Bonus Plan (the "2010 Incentive Plan") as a means of adding specific incentives towards achievement of specific business unit and company goals that are key factors in our success in 2010. Eligible participants are the (i) the President & Chief Executive Officer; (ii) the Chief Financial Officer; (iii) the Vice President of Engineering & Chief Technology Officer; (iv) the Vice President, Administration & Secretary; (v) the Executive Vice President of Sales & Marketing; (vi) the Vice President Global Operations, (vii) Vice President Operations-Canada, (viii) those individuals who directly report to the Executive Officers at the Director Level, (ix) those individuals who manager a group or function (Manager Level) who report to the Executive Officer or Director, and (x) Satcon Fellows. 2010 Incentive Plan participants are eligible to receive cash bonuses conditional upon successful performance against established measurable targets.

        The 2010 Management Incentive Bonus Plan will place emphasis on both individual performance and overall company performance. General 2010 objectives are summarized as follows:

  •
  President & CEO: overall corporate objectives will include objectives related to the Company's focus and market position, growth, product/service quality, profitability, financial condition, business practices, and establishment of prudent governance practices.

  •
  Operations: Operations objectives will include objectives related to business operating models, manufacturing and plant capacity, customer performance and long-term strategies.

  •
  Sales & Marketing: Sales & marketing objectives will include objectives related to direct sales team organization, sales methodology, forecast methodology and customer relationship management systems, global business development and channels organization, branding initiatives and field services organization.

  •
  Engineering: Engineering objectives will include objectives related to product quality, design processes and new products.

  •
  Finance: Finance objectives will include objectives related to management information, information systems, planning processes, financial operating models and control environment and establishment of prudent governance practices.

  •
  Administration: Administration objectives will include objectives related to compensation strategy, performance management systems, annual cash incentive programs, rewards programs, training, staffing, internet access, IT system upgrades and general administration.

        2010 Potential Incentive Award Opportunities are as follows

  •
  President & CEO

  •
  Up to 60% of Base Salary upon attainment of 100% of Corporate target objectives.

  •
  Other Executive Officers

  •
  Up to 30% of Base Salary in total—half of which is based upon attainment of 100% of personal target objectives and half of which is based upon attainment of 100% of Corporate target objectives.

  •
  Other (Internal Director Level and Manager Level) Participants

  •
  Up to 20% of Base Salary in total for Director Level participants (including Satcon Fellows)—half of which is based upon attainment of 100% of personal target objectives and half of which is based upon attainment of 100% of Corporate target objectives.

  •
  Up to 10% of Base Salary in total for Manager Level participants—half of which is based upon attainment of 100% of personal target objectives and half of which is based upon attainment of 100% of Corporate target objectives.

        After determining and approving incentive payments under the 2010 Incentive Plan, the Committee will recommend to the Board for its approval the payments to be made under the 2010 Incentive Plan. Final determination of any and all employee compensation will be based on the sole discretion of the Compensation Committee with Board of Director approval. Any payments under the 2010 Incentive Plan will be paid by March 31, 2011.

  Long-term Equity Incentive Compensation/Stock Option Grant Practices

        The Corporation awards long-term incentive grants in the form of stock options to our executive officers, consistent with the practices of peer organizations. These awards are consistent with our pay-for-performance principles and align the interests of our executive officers to the interest of our shareholders.

        The Compensation Committee reviews and recommends to the Board of Directors the amount of each award to be granted to each executive officer and the Board of Directors approves each award.

        Our executive officers are eligible to receive annual awards of stock options, although an annual stock option grant is not guaranteed. Individual determinations are made by the Compensation Committee with respect to the frequency and number of stock options to be recommended to be granted to the executive officers. In making these determinations, the Compensation Committee considers performance relative to the strategic and financial objectives of the Corporation, the previous year's individual performance of each executive officer and the market pay level for the executive officer.

        In early 2010, the Compensation Committee conducted a review of stock options held by our executive officers. As a result of this review and performance during fiscal 2009, the Compensation Committee recommended to the Board of Directors that the following individuals be granted a stock option award based upon performance, position and responsibilities within the Corporation: Mr. Charles S. Rhoades, President & Chief Executive Officer (250,000 options), Mr. Peter F. DeGraff, Executive Vice President of Sales & Marketing (250,000 options), Dr. Leo Casey, Vice President of Engineering & Chief Technology Officer (200,000 options), and Dr. Daniel E. Gladkowski, Vice President, Administration & Secretary (50,000 options). The Board of Directors approved these grants on March 18, 2010 at a price of $2.35 per share with the shares vesting over a four-year period. The Board of Directors also approved, on March 18, 2010, an additional grant of 450,000 options vesting over a four year period to other employees of the Corporation.

        We also award long-term incentive grants in the form of stock options to key new hires. The initial grant of stock options vests over a four-year period. The exercise price of these options are at the fair market value of our Common Stock on the date the options are granted which is the closing price of the stock on the date of grant or, if later, the date of hire. A new hire grant in excess of 40,000 stock options requires the prior approval of the Compensation Committee. We expect that we will continue to provide key new employees with initial option grants in 2010 to provide long-term compensation incentives and we will continue to rely on performance-based and retention grants to key employees.

        On February 1, 2010, Mr. Aaron M. Gomolak was hired as Vice President, Global Operations and received 250,000 options priced at $2.35 per share. On March 15, 2010. Mr. Donald R. Peck was hired as Chief Financial Officer & Treasurer and received 1,000,000 options priced at $2.33 per share.

  Benefits

        We provide the following benefits to our executives generally on the same basis as the benefits provided to all employees:

  •
  Health and dental insurance;

  •
  Life Insurance;

  •
  Short and long-term disability; and

  •
  401(k) Plan in the US.

        These benefits are consistent with those offered by other companies and specifically with those companies with which we compete for employees.

  Employment Agreements; Termination of Employment and Change-in-Control Arrangements

        Except with respect to our President and Chief Executive Officer, Charles S. Rhoades and Chief Financial Officer and Treasurer, Donald R. Peck, we do not have any employment agreements in effect with any of our current executives.

        Agreements with Charles S. Rhoades.    In 2008, we entered into an employment agreement with Mr. Rhoades, our Chief Executive Officer and President. The agreement provides Mr. Rhoades an annual salary of $400,000, standard medical and other employment benefits, and a potential annual cash bonus award of up to 60% of Mr. Rhoades' annual salary based upon the achievement of performance metrics established by the Compensation Committee and approved by our Board of Directors. If Mr. Rhoades' employment is terminated by the Corporation without cause or is constructively terminated within one year following a "Change in Control" transaction, his salary and medical benefits will be continued for 12 months following such termination, subject to his execution of a release agreement with the Corporation. In addition, Mr. Rhoades received an initial stock option to purchase up to 4,796,020 shares of our Common Stock which vests over a four-year period. These options expire immediately upon Mr. Rhoades' termination for cause, 90 days after Mr. Rhoades resigns, and one year after Mr. Rhoades' employment terminates without cause or as a result of his death, disability or constructive termination. In addition, if a Change in Control transaction occurs while Mr. Rhoades is employed by the Corporation, all unvested shares under the option will vest and become immediately exercisable, and he will be afforded the right to exercise his option at or prior to the closing of the Change in Control transaction. If he chooses not to exercise, his option will be accorded the same treatment in the Change in Control transaction as outstanding options under the Corporation's 2005 Incentive Compensation Plan.

        Under these agreements, a "Change in Control" is defined as the occurrence of any of the following:

  1.
  the acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended) of more than fifty percent (50%) of either (a) the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities)" (such beneficial ownership referred to as a "Controlling Interest"); provided, however, that the following acquisitions will not constitute or result in a Change in Control: (i) any acquisition directly from the Corporation; (ii) any acquisition by the Corporation; (iii) any acquisition by any person that, as of May 18, 2005, beneficially owns a Controlling Interest; (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries; or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph 3 below; or

  2.
  during any period of two consecutive years (not including any period prior to May 18, 2005), individuals who constituted the board of directors on May 18, 2005 (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors; provided, however, that any individual becoming a director subsequent to May 18, 2005 whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the board; or

  3.
  the consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting

    Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination or any person that as of May 18, 2005 beneficially owns a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Corporation's board of directors, providing for such Business Combination; or

  4.
  approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        2010 Agreements with Donald R. Peck.    On March 15, 2010, we entered into an employment agreement with Mr. Peck, our current Chief Financial Officer and Treasurer. The agreement provides Mr. Peck an annual salary of $300,000, standard medical and other employment benefits, and a potential annual cash bonus award of up to 30% of Mr. Peck's annual salary based upon the achievement of performance metrics established by the Compensation Committee and approved by our Board of Directors. If Mr. Peck's employment is terminated by the Corporation without cause or is constructively terminated, his salary and medical benefits will be continued for one year thereafter subject to his execution of a release agreement with the Corporation. In addition, Mr. Rhoades received an initial stock option to purchase up to 1,000,000 shares of our Common Stock which vests over a four-year period. These options expire immediately upon Mr. Peck's termination for cause, 90 days after Mr. Peck resigns and one year after Mr. Peck's employment terminates without cause or as a result of his death, disability or constructive termination. In addition, if a Change in Control transaction (as described above) occurs while Mr. Peck is employed by the Corporation, all unvested shares under the option will vest and become immediately exercisable, and he will be afforded the right to exercise his option at or prior to the closing of the Change in Control transaction. If he chooses not to exercise, his option will be accorded the same treatment in the Change in Control transaction as outstanding options under the Corporation's 2005 Incentive Compensation Plan.

Compensation Committee Report

        We, the Compensation Committee, have reviewed and discussed the above Compensation and Discussion and Analysis with management. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
DANIEL R. DWIGHT, Chairman DAVID PREND PHILIP DEUTCH

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee for fiscal 2009 were those individuals named above in the Compensation Committee Report. No member of the Compensation Committee has ever served as an officer or employee of the Corporation. No member of the Compensation Committee had any relationship with the Corporation requiring disclosure under "Certain Relationships and Related Transactions." During fiscal 2009, no executive officer of the Corporation served on the board of directors or compensation committee of another entity that has or had an executive officer serving as a member of the Board or the Compensation Committee.

Compensation of Executive Officers

        Set forth below is information regarding the compensation of (i) the Chief Executive Officer and (ii) our four other most highly compensated executive officers for the year ended December 31, 2009 ("fiscal 2009") who were serving as executive officers as of the end of fiscal 2009. Such officers are collectively referred to as the "named executive officers."

        Summary Compensation Table.    The following table sets forth information regarding the named executive officers' compensation for fiscal years 2009, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(6)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(6),(7)	All Other Compensation ($)(5)	Total ($)
Charles S. Rhoades(1)	2009	$423,663	$96,000	$—	$128,896	$135,000	$7,350	$790,909
—Chief Executive Officer	2008	$256,929	$—	$—	$6,686,412	$160,800	$—	$7,104,141
and President	2007	$—	$—	$—	$—	$—	$—	$—
Leo F. Casey	2009	$200,071	$—	$—	$81,437	$30,011	$7,350	$318,869
—Vice President of	2008	$192,308	$—	$—	$687,842	$60,021	$11,539	$951,710
Engineering and Chief	2007	$178,280	$—	$27,598	$47,105	$14,861	$10,697	$278,541
Technology Officer
Daniel E. Gladkowski	2009	$150,020	$—	$—	$61,078	$22,503	$5,851	$239,452
—Vice President of	2008	$144,350	$—	$—	$254,756	$45,006	$8,661	$452,773
Administration	2007	$135,600	$—	$10,717	$28,263	$5,771	$8,136	$188,487
Peter F. DeGraff(2)	2009	$232,427	$—	$—	$81,437	$52,162	$7,350	$373,376
—Executive Vice President	2008	$114,185	$—	$—	$529,736	$35,753	$5,850	$685,524
Sales and Marketing	2007	$—	$—	$—	$—	$—	$—	$—
Charles Han(3)	2009	$175,110	$—	$—	$59,509	$26,267	$4,991	$265,877
—Vice President	2008	$31,351	$—	$—	$184,352	$11,219	$960	$227,882
Operations	2007	$—	$—	$—	$—	$—	$—	$—

(1)
Charles S. Rhoades joined the Corporation in May 2008 as the President and Chief Executive Officer. He also served as Interim Chief Financial Officer in fiscal 2009.

(2)
Peter F. DeGraff joined the Corporation in June 2008 as the Vice President of Sales and Marketing.

(3)
Charles Han joined the Corporation in September 2008 as the Vice President of Operations. Mr. Han's employment with the Corporation terminated on March 31, 2010.

(4)
The amounts in this column reflect the aggregate grant date fair market value in accordance with FASB ASC Topic 718.

(5)
Amounts shown for each year reflect contributions made by the Corporation to the 401(k) plan.

(6)
2007 stock awards and non-equity incentive plan compensation represent payouts under the 2007 Incentive Bonus Plan. The amount earned was based on achievement of defined performance goals for all participants. The Corporation paid 35% of the award, as determined by the Compensation Committee on March 25, 2008, in cash to cover the participant's taxes and the remainder in shares of Common Stock, as determined in accordance with the 2007 Incentive Bonus Plan. The numbers include the stock valued at $1.77, the closing price of the Common Stock on March 25, 2008, the date the Compensation Committee approved the grants. Dr. Casey earned $14,861 in cash and 15,592 shares of Common Stock and Dr. Gladkowski earned $5,771 in cash and 6,055 shares of Common Stock. The table below reconciles the compensation expense charged to operations during fiscal 2007 compared to the valuation of the payout in cash and stock on March 25, 2008:

	Bonus Earned(a)	Shares Delivered	Value of Shares Delivered(b)	Cash Paid	Total Bonus(c)
Leo F. Casey	$28,306	15,592	$27,598	$14,861	$42,459
Daniel E. Gladkowski	$10,922	6,055	$10,717	$5,771	$16,488

    (a)
    Based on achievement of defined performance goals under the 2007 Incentive Bonus Plan. This amount represents the charge to compensation expense that the Corporation recognized in fiscal year 2007.

    (b)
    The "Value of Shares Delivered" column is the product of the number of shares delivered and $1.77, the price of the Common Stock on March 25, 2008, the date the Compensation Committee approved the grants.

    (c)
    Pursuant to FAS 123(R) the Corporation recognized as compensation expense, in the second quarter of fiscal 2008, the difference between the bonus earned and the total bonus, which represents the actual value the employee received.

(7)
2009 non-equity incentive plan compensation represents cash payouts under the 2009 Incentive Plan. The amount earned was based on achievement of defined performance goals for all participants. 2008 non-equity incentive plan compensation represents cash payouts under the 2008 Incentive Bonus Plan. The amount earned was based on achievement of defined performance goals for all participants. The 2009 Incentive Plan is discussed above in "Compensation Discussion and Analysis."

        Grants of Plan-Based Awards.    The following table sets forth certain information with respect to plan-based awards granted to the named executive officers in fiscal 2009.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2009

Name	Grant Date(1)	All Other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Charles S. Rhoades	3/2/2009	250,000	$1.14	$203,593
	7/1/2009	100,000	$1.82	$128,896
Daniel Gladkowski	3/2/2009	75,000	$1.14	$61,078
Leo Casey	3/2/2009	100,000	$1.14	$81,437
Peter DeGraff	3/2/2009	100,000	$1.14	$81,437
Charles Han(2)	4/14/2009	50,000	$1.79	$59,509

(1)
These options vest over a four-year period as follows: 25% of the shares become exercisable on the first anniversary of the date of grant and 6.25% of the shares become exercisable on each quarterly anniversary thereafter.

(2)
Mr. Han's employment with the Corporation terminated on March 31, 2010, therefore the options reflected in this table have been forfeited.

        Outstanding Equity Awards at Fiscal Year-End.    The following table sets forth certain information with respect to unexercised options held by the named executive officers at the end of fiscal year 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL 2009 YEAR-END TABLE

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)(1)
				Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)
					Option Exercise Price ($)
						Option Expiration Date(2)
Name	Exercisable	Unexercisable
Charles S. Rhoades	1,798,508	2,997,512		—	$1.9000	5/01/2018
	—	250,000	(3)	—	$1.1400	3/2/2019
	—	100,000	(3)	—	$1.8200	7/1/2019
Daniel Gladkowski	10,000	—		—	$5.2600	2/2/2012
	10,000	—		—	$0.6300	7/4/2013
	5,000	—		—	$2.0500	10/18/2014
	10,000	—		—	$2.0200	10/19/2014
	28,500	—		—	$1.6200	3/16/2015
	50,000	—		—	$2.9500	5/7/2016
	22,500	7,500		—	$1.3800	11/3/2017
	21,453	102,068		—	$2.4600	6/29/2018
	25,422	1,057		—	$2.4600	6/29/2018
	—	75,000	(3)	—	$1.1400	3/2/2019
Leo Casey	10,000	—		—	$5.2600	2/2/2012
	30,000	—		—	$5.2600	2/2/2012
	4	—		—	$0.6300	7/4/2013
	4,996	—		—	$0.6300	7/4/2013
	41,236	—		—	$2.0500	10/18/2014
	38,764	—		—	$2.0500	10/18/2014
	10,000	—		—	$1.5500	3/27/2015
	10,000	—		—	$2.9500	5/7/2016
	37,500	12,500		—	$1.3800	11/3/2017
	30,640	114,938		—	$2.4600	6/29/2018
	95,923	163,499		—	$2.4600	6/29/2018
	—	100,000	(3)	—	$1.1400	3/2/2019
Peter DeGraff	112,500	187,500		—	$2.5700	5/28/2018
	—	100,000	(3)	—	$1.1400	3/2/2019
Charles Han	37,500	112,500		—	$1.7900	10/14/2018
	—	50,000	(3)(4)	—	$1.7900	4/14/2019

(1)
Except as otherwise noted, options become exercisable 25% on the date of grant and 75% vesting in equal annual installments over the four-year period from the date of grant.

(2)
The expiration date of each option occurs ten years after the date of grant of such option.

(3)
Options granted in fiscal 2009 became exercisable 25% on the first anniversary of the date of grant and 6.25% on each quarterly anniversary thereafter.

(4)
Mr. Han's employment with the Corporation terminated on March 31, 2010, therefore the options reflected in this table have been forfeited.

        Option Exercises and Stock Vested.    None of our named executive officers exercised options, and no stock awards vested, in fiscal 2009.

        Director Compensation.    Prior to the fourth quarter of 2009, our non-employee directors received cash fees for their service on our Board of Directors as follows: a quarterly retainer of $2,500, $1,000 for each on-site board meeting attended, and $500 for each meeting held via teleconference. Beginning in the fourth quarter of 2009, the compensation structure was revised and non-employee directors now receive annual cash fees, paid out in quarterly installments during the year, for their services as follows:

	Board of Directors	Audit Committee	Compensation Committee	Governance Committee
Chair	$28,000	$10,000	$8,000	$5,000
Member	$23,000	$5,000	$3,000	$3,000

        In addition, each non-employee director is reimbursed for his out-of-pocket costs incurred to attend any board meeting.

        On April 11, 2002, to encourage ownership in the Corporation by outside directors, to provide such directors with a further incentive to remain as directors and to align the interests of such directors with the interests of the Corporation's stockholders, the Board adopted a director stock option program. Pursuant to this program, (i) each individual who first becomes an outside director of the Corporation will receive a non-statutory stock option to purchase 15,000 shares of Common Stock on the date of his initial election to the Board; and (ii) on the date of each Annual Meeting of Stockholders of the Corporation (other than a director who was initially elected to the Board at any such Annual Meeting of Stockholders or, if previously, at any time after the prior year's Annual Meeting of Stockholders), provided that he is serving as a director immediately following the date of such Annual Meeting of Stockholders, (a) each outside director who is serving on the Audit Committee will be granted a non-statutory stock option to purchase an additional 5,000 shares of Common Stock, (b) each outside director who is serving on the Compensation Committee will be granted a non-statutory stock option to purchase an additional 3,000 shares of Common Stock and (c) each outside director who is serving on the Corporate Governance and Nominating Committee will be granted a non-statutory stock option to purchase an additional 4,000 shares of Common Stock. All non-statutory stock options granted under the director stock option program will be immediately exercisable (unless otherwise determined by the Compensation Committee) and will have exercise prices equal to the closing price of the Common Stock on the Nasdaq Stock Market on the date of grant.

        The following table sets forth information regarding the compensation of the Corporation's non-employee directors during fiscal 2009.

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(3)	All Other Compensation ($)(2)	Total ($)
John M. Carroll	$23,250	$30,406	—	$53,656
Philip J. Deutch	$19,000	$34,206	—	$53,206
James J. Kirtley, Jr.	$18,750	$19,003	$1,350	$39,103
David J. Prend	$19,750	$25,338	—	$45,088
Robert G. Schoenberger	$21,250	$22,804	—	$44,054
Daniel R. Dwight	$23,250	$27,872	—	$51,122

(1)
Mr. Rhoades is not included in this table as he was an employee of the Corporation during 2009 and accordingly received no compensation for his services as director. The compensation received by Mr. Rhoades as an employee is shown in the Summary Compensation Table above.

(2)
Includes amounts received as compensation for consulting services.

(3)
The amounts in this column reflect the aggregate grant date fair value, in accordance with FASB ASC Topic 718:

Name	Date of Award	Number of Shares underlying Award (#)	Vesting Term	Grant Date Fair Value ($)	Total Value of Awards ($)
John M. Carroll	6/9/2009	24,000	Upon Grant	$30,406	$30,406
Philip J. Deutch	6/9/2009	18,000	Upon Grant	$22,804	$22,804
James J. Kirtley, Jr.	6/9/2009	15,000	Upon Grant	$19,003	$19,003
David J. Prend	6/9/2009	22,000	Upon Grant	$27,872	$27,872
Robert G. Schoenberger	6/9/2009	20,000	Upon Grant	$25,338	$25,338
Daniel R. Dwight	6/9/2009	27,000	Upon Grant	$34,206	$34,206

        As of December 31, 2009, each non-employee director had the following number of options outstanding:

Non-Employee Director	# of Options Outstanding
Mr. Carroll	250,000
Mr. Deutch	54,000
Dr. Kirtley	90,000
Mr. Prend	63,000
Mr. Schoenberger	55,000
Mr. Dwight	108,000

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about the securities authorized for issuance under the Corporation's equity compensation plans as of December 31, 2009.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	10,949,620	$2.14	9,170,947(1)

(1)
Includes 164,802 shares of Common Stock issuable under the Corporation's 2000 Stock Incentive Plan, 272,000 shares of Common Stock issuable under the Corporation's 2002 Stock Incentive Plan and 8,734,145 shares of Common Stock issuable under the Corporation's 2005 Incentive Compensation Plan.

 AUDIT COMMITTEE REPORT

        This Audit Committee Report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

        In connection with the preparation and filing of the Corporation's Annual Report on Form 10-K for fiscal 2009, the Audit Committee (i) reviewed and discussed the audited financial statements with the Corporation's management, (ii) discussed with Caturano and Company, P.C. ("Caturano"), the Corporation's independent registered public accountants for fiscal 2009, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, and (iii) received the written disclosures and the letter from Caturano required by applicable requirements of the Public Company Accounting Oversight Board regarding Caturano communications with the Audit Committee concerning independence, and discussed the independence of Caturano with Caturano. Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for fiscal 2009.

AUDIT COMMITTEE
JOHN M. CARROLL, Chairman ROBERT SCHOENBERGER DANIEL R. DWIGHT

PROPOSAL 2: APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

        Our board of directors has adopted the Satcon Technology Corporation 2010 Employee Stock Purchase Plan, authorizing the issuance of shares of our common stock. The plan becomes effective August 15, 2010.

        The plan is designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. Stockholder approval for the plan is required in order to comply with the requirements of Section 423 of the Internal Revenue Code.

        The following is a summary of the material provisions of the Satcon Technology Corporation 2010 Employee Stock Purchase Plan, which is attached as Annex A to this proxy statement. You are urged to read the full text of the plan.

  Purpose of the Plan

        The purpose of the plan is to provide an incentive for our employees, and the employees of our subsidiaries that are designated by our board of directors as eligible, to purchase our common stock and acquire a proprietary interest in the Corporation. Approximately 210 of our approximately 230 employees as of April 15, 2010 are eligible to participate in the plan.

  Administration of the Plan

        The Compensation Committee will administer the plan. The plan vests the Compensation Committee with the authority to interpret the plan, to prescribe, amend and rescind rules and regulations relating to the plan, and to make all other determinations necessary or advisable for the administration of the plan. However, our board of directors may exercise that authority in lieu of the Compensation Committee. The plan is required to be administered in a manner consistent with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

  Participation in the Plan

        Employees of Satcon Technology Corporation (or one of its subsidiaries that have been designated by the board of directors) whose customary employment is at least twenty hours per week and more than five months per calendar year, as of August 15, 2010, are eligible to participate in the plan as of that date. Individuals who become employees of the Corporation (or one of its subsidiaries that have been designated by the board of directors) after August 15, 2010, and whose customary employment is at least twenty hours per week and more than five months per calendar year as of the offering date of a given offering period, are eligible to participate in the plan as of any entry date within that offering period. These eligible employees may become participants in the plan by completing an enrollment agreement and filing it with us. Notwithstanding the foregoing, citizens or residents of a foreign jurisdiction are not permitted to participate in the plan if (i) the grant of an option under the plan or offering to such citizens or residents of the foreign jurisdiction is prohibited under the laws of such jurisdiction, or (ii) compliance with the laws of the foreign jurisdiction would cause the plan or offering to violate the requirements of Section 423 of the Internal Revenue Code.

  Offerings under the Plan

        The plan generally is implemented through a series of 12-month-long offering periods, beginning on August 15 and ending on the August 14 that is 12 months later. Shares of our stock are available for purchase under the plan on periodic exercise dates within each offering period. Exercise dates are the last "trading days" ending on or before each August 14, November 14, February 14 and May 14, during each offering period. On the first "trading day" of each offering period, participants are granted the option to purchase shares of our common stock on the exercise dates within that offering period. For purposes of this plan, a "trading day" means a day on which the National Association of Securities Dealers Automated Quotation (NASDAQ) Capital Market is open for trading.

        If the share price is ever lower on an exercise date than it was on the first trading day of the offering period in which that exercise date falls, then the offering period in progress ends immediately after the close of trading on that exercise date, and a new offering period begins on the next August 15, November 15, February 15 or May 15, as the case may be, and extends for a new 12-month-long period ending on August 14, November 14, February 14 or May 14, as the case may be.

        No participant is eligible for the grant of any option under the plan if, immediately after the grant, the participant would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our subsidiaries. Additionally, no participant may be granted any option that would permit the participant to buy more than $25,000 worth of our common stock, determined at the time the option is granted, in any calendar year. Finally, no participant may purchase more than 2,500 shares of our common stock on any one exercise date.

  Payroll Deductions

        The enrollment agreements that each participant must submit, authorize after-tax payroll deductions from the participants' compensation during each payroll period. Participants must elect a payroll deduction amount of at least 1%, and up to 15%, of their compensation. A participant may change or terminate his or her payroll deductions at any time during an offering period, but may not change the rate or amount of his or her payroll deductions more than once in any exercise period. All payroll deductions made for a participant are credited to his or her account under the plan and deposited with our general funds.

  Exercise Price

        The exercise price per share at which shares are sold in an offering under the plan is 85% of the closing price of our common stock on the first day of the offering period (which generally means the first trading day of each offering period, or, in the case of an individual that becomes eligible to participate in the plan after such date, the first trading day of the exercise period coinciding with or next succeeding the day on which that individual becomes eligible to participate in the plan) or, if lower, 85% of the closing price on the exercise date. The compensation committee may, in its sole discretion, increase the percentage of the closing price, provided that such increase with respect to a given offering period must be established not less than 15 days prior to the offering date thereof. Participants pay the exercise price through accumulated payroll deductions over the offering period.

  Withdrawal from the Plan

        A participant may withdraw from participation in the plan at any time by completing a withdrawal form and delivering it to us. If a participant's employment terminates for any reason, he or she is treated as having withdrawn from the plan.

        A participant's withdrawal is effective as soon as administratively practicable after we receive the notice of withdrawal. All options granted to the participant under the plan, but not yet exercised, automatically terminate, and no further purchases of common stock are made for the participant's account following the effectiveness of the participant's withdrawal. We cease making payroll deductions for a participant's account beginning with the first payroll period that starts after the effectiveness of the participant's withdrawal, and we refund any accumulated payroll deductions which are not used to purchase stock under the plan.

        After a participant withdraws, or is treated as having withdrawn, the participant is not permitted to participate again in the plan until a succeeding offering period begins. In order to rejoin the plan, former participants must submit a new enrollment agreement.

  Restrictions on Transfer; No Shareholder Rights

        No plan contributions or options granted under the plan are assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the plan. During the lifetime of a participant, an option is exercisable only by the participant. A participant does not have any interest or voting rights in shares covered by his or her option until the option has been exercised.

  Duration, Termination, and Amendment of the Plan

        The plan will terminate on the earliest of (i) the exercise date that participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the plan; (ii) such date as is determined by the board of directors in its discretion; or (iii) the last exercise date immediately preceding August 15, 2020.

        The Board of Directors or the Compensation Committee may amend the plan at any time. However, no amendment may change any option in a way that adversely affects the rights of the holder of the option, no amendment may in any way cause rights issued under the plan to fail to meet the requirements for employee stock purchase plans under Section 423 of the Internal Revenue Code, and no amendment may cause the plan to fail to comply with Rule 16b-3 of the Exchange Act.

  Shares Reserved under the Plan

        2,000,000 shares of our common stock are reserved for issuance over the term of the plan. That amount will be increased on each anniversary of the plan's effective date by the lowest of (i) 2,000,000 shares, (ii) three percent of all shares outstanding at the end of the previous fiscal year, or (iii) a lesser amount determined by the board of directors. If any option granted under the plan expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that option will again be available for issuance under the plan.

  Effect of Certain Corporate Events

        The plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

        Under circumstances of our dissolution or liquidation, the offering period in progress will terminate immediately prior to the consummation of such proposed action, unless the committee determines otherwise. In the event of a merger or a sale of all or substantially all of our assets, each option under the plan will be assumed or an equivalent option will be substituted by the successor corporation, unless the committee accelerates the date on which the options may be exercised.

  New Plan Benefits

        We are not able to determine the dollar value and number of any additional plan benefits which will be received by or allocated to any of our executive officers, our current executive officers, as a group, or employees who are not executive officers, as a group, because participation in the plan and the rate of withholding is voluntary and determined by each eligible person in his or her sole discretion. The adoption of the plan will not result in any new benefits to the current directors who are not executive officers, as a group, including nominees for election as a director, because those persons are not eligible to participate in the plan.

  Federal Income Tax Effects

        Options granted under the plan are intended to qualify for favorable federal income tax treatment to our employees under Sections 421 and 423 of the Internal Revenue Code. Employee contributions are made on an after-tax basis. A participant would not realize a capital gain or capital loss on common stock purchased under the plan until the participant sells his or her shares of common stock. If a participant disposes of shares two years or more after the date of the beginning of the offering period when the shares were acquired, and more than one year after the shares were purchased, the participant would recognize as ordinary income the lesser of (i) the excess of the fair market value of the shares on the date of sale over the price paid, or (ii) the discount of the fair market value of the shares at the beginning of the offering period (which generally means the first trading day of each offering period, or, in the case of an individual that becomes eligible to participate in the plan after such date, the first trading day of the exercise period coinciding with or next succeeding the day on which that individual becomes eligible to participate in the plan). Additionally, the participant would recognize a long-term capital gain or loss, within the meaning of the Internal Revenue Code, equal to the difference between the amount realized from the sale of the shares and the participant's basis. The participant's basis would be the purchase price plus any amount taxed as ordinary compensation income.

        If a participant disposes of shares within two years of the date of the beginning of the offering period during which the shares were purchased, or within one year after the shares were purchased, the participant would recognize ordinary compensation income equal to the excess of the fair market value of the shares on the purchase date over the price paid for the shares. Additionally, the participant would recognize a capital gain or loss, within the meaning of the Internal Revenue Code, equal to the difference between the amount realized from the sale of the shares and the participant's basis. The participant's basis would be the purchase price plus the amount taxed as ordinary compensation income. If the participant held the shares for more than one year, the capital gain or loss would be a long-term gain or loss.

        The Corporation does not receive an income tax deduction upon either the grant of the option or a participant's exercise of the option, but generally does receive a deduction equal to the ordinary compensation income that the participant is required to recognize as a result of the disposition of the shares if the participant disposes of the shares within two years of the date of the beginning of the offering period when the shares were acquired, or within one year after the shares are purchased.

        On April 29, 2010, the last trading day prior to filing of this proxy statement, the last reported sale price per share of the Corporation's common stock on the Nasdaq Capital Market was $2.78.

        Approval of the proposed plan requires the affirmative vote of the holders of a majority of all shares present, either in person or by proxy, at the annual meeting.

        Our board of directors recommends shareholders vote "FOR" the Satcon Technology Corporation 2010 Employee Stock Purchase Plan.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

        Caturano and Company, P.C. ("Caturano") served as the Corporation's independent registered public accountants for the year ended December 31, 2009. The Audit Committee annually considers and selects the Corporation's independent registered public accountants and has selected Caturano and Company, P.C. ("Caturano") to act as the Corporation's independent registered public accountants for the year ended December 31, 2010. The persons named in the enclosed Proxy will vote to ratify the selection of Caturano as independent registered public accountants for the year ending December 31, 2010 unless otherwise directed by the stockholders. Stockholder ratification of Caturano as the Corporation's independent registered public accountants is not required by the Corporation's bylaws or otherwise. However, the Corporation is submitting the selection of Caturano to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Caturano as the Corporation's independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Corporation and its stockholders. A representative of Caturano is expected to be present at the Annual Meeting and will have the opportunity to make a statement and answer appropriate questions from stockholders.

        The Board of Directors recommends a vote "FOR" the ratification of the selection of Caturano and Company, P.C. as the Corporation's independent registered public accountant for the fiscal year ending December 31, 2010.

Audit Fees

        Caturano billed fees of $491,182 for professional services rendered for the audit of the Corporation's financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009, the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended April 4, 2009, July 4, 2009 and October 3, 2009, consents issued for various registration statements and comfort letters and out-of-pocket expenses and administrative fees.

        Caturano billed fees of $599,571 for professional services rendered for the audit of the Corporation's financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q for the quarters ended March 29, 2008, June 28, 2008 and September 27, 2008, consents issued for various registration statements and out-of-pocket expenses and administrative fees.

Audit-Related Fees

        During fiscal 2009, Caturano did not bill for any audit-related fees. During fiscal 2008, Caturano billed $3,605 for audit-related fees.

Tax Fees

        Caturano billed fees of $26,000 and $39,500 during the years ended December 31, 2009 and 2008, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

        Caturano did not bill the Corporation for any other professional services in the years ended December 31, 2009 and 2008.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of
Independent Auditors

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee pre-approved all audit and permissible non-audit services provided in 2009.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should direct their communications to Corporate Secretary, Satcon Technology Corporation, 27 Drydock Avenue, Boston, MA 02210. Any such communication must state the number of shares beneficially owned by the stockholder sending the communication. The Corporate Secretary will forward such communication to all of the members of the Board of Directors or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, then the Corporate Secretary has the authority to discard the communication or take appropriate legal action in response to the communication.

BOARD POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

        The Corporation believes that it is important for and encourages the members of the Board of Directors to attend Annual Meetings of Stockholders. Last year, three members of the Board of Directors attended the 2009 Annual Meeting of Stockholders.

OTHER MATTERS

        The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

        In order to be included in Proxy material for the 2011 Annual Meeting of Stockholders, stockholders' proposed resolutions must be received by the Corporation at its offices, 27 Drydock Avenue, Boston, Massachusetts 02210 on or before December 31, 2010. The Corporation suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

        If a stockholder of the Corporation wishes to present a proposal before the 2011 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in the Corporation's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Corporation at the address noted above. The Secretary must receive such notice by March 16, 2011. If a stockholder fails to provide timely notice of a proposal to be presented at the 2011 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

By Order of the Board of Directors,

Daniel E. Gladkowski Secretary
Boston, Massachusetts April 30, 2010

        THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES

 Annex A

Satcon Technology Corporation

2010 EMPLOYEE STOCK PURCHASE PLAN

 SATCON TECHNOLOGY CORPORATION

 2010 EMPLOYEE STOCK PURCHASE PLAN

        1.    Purpose.    The purpose of the Plan is to provide incentive for present and future employees of the Company and any Designated Subsidiary to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the Company's intention that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

        2.    Definitions.

          (a)   "Applicable Percentage" means, with respect to each Offering Period, eighty-five percent (85%), unless and until such Applicable Percentage is increased by the Committee, in its sole discretion, provided that any such increase in the Applicable Percentage with respect to a given Offering Period must be established not less than fifteen (15) days prior to the Offering Date thereof.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto.

          (d)   "Committee" means the committee appointed by the Board to administer the Plan as described in Section 15 of the Plan or, if no such Committee is appointed, the Board.

          (e)   "Common Stock" means the Company's common stock, par value $0.01 per share.

          (f)    "Company" means Satcon Technology Corporation, a Delaware corporation.

          (g)   "Compensation" means, with respect to each Participant for each pay period, the full base salary and overtime paid to such Participant by the Company or a Designated Subsidiary. Except as otherwise determined by the Committee, "Compensation" does not include: (i) bonuses or commissions, (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (iii) any automobile or relocation allowances (or reimbursement for any such expenses), (iv) any amounts paid as a starting bonus or finder's fee, (v) any amounts realized from the exercise of any stock options or incentive awards, (vi) any amounts paid by the Company or a Designated Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or (vii) other similar forms of extraordinary compensation.

          (h)   "Continuous Status as an Employee" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company or the Designated Subsidiary that employs the Employee, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (i)    "Designated Subsidiaries" means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (j)    "Employee" means any person, including an Officer, whose customary employment with the Company or one of its Designated Subsidiaries is at least twenty (20) hours per week and more than five months in any calendar year. Notwithstanding the foregoing, a citizen or resident of a foreign jurisdiction (without regard to whether he or she is also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) shall not be considered an Employee if (i) the grant of an option under the Plan or offering to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or offering to violate the requirements of Section 423 of the Code.

          (k)   "Entry Date" means the first day of each Exercise Period.

          (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m)  "Exercise Date" means the last Trading Day ending on or before each August 14, November 14, February 14 and May 14.

          (n)   "Exercise Period" means, for any Offering Period, each period commencing on the Offering Date and on the first Trading Day after each Exercise Date, and terminating on the immediately following Exercise Date.

          (o)   "Exercise Price" means the price per share of Common Stock offered in a given Offering Period determined as provided in Section 7(b).

          (p)   "Fair Market Value" means, with respect to a share of Common Stock, the Fair Market Value as determined under Section 7(c).

          (q)   "First Offering Date" means the first Trading Day to occur on or after August 15, 2010.

          (r)   "Offering Date" means the first Trading Day of each Offering Period; provided, that in the case of an individual who becomes eligible to become a Participant under Section 3(b) after the first Trading Day of an Offering Period, the term "Offering Date" shall mean the first Trading Day of the Exercise Period coinciding with or next succeeding the day on which that individual becomes eligible to become a Participant. Options granted after the first day of an Offering Period will be subject to the same terms as the options granted on the first Trading Day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first Trading Day of such Offering Period, a shorter term.

          (s)   "Offering Period" means, subject to adjustment as provided in Section 4(b) or 4(c), (i) with respect to the first Offering Period, the period beginning on the First Offering Date and ending on August 14, 2011, and (ii) with respect to each Offering Period thereafter, the period beginning on the August 15 immediately following the end of the previous Offering Period and ending on the August 14 which is 12 months thereafter.

          (t)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 under the Exchange Act and the rules and regulations promulgated thereunder.

          (u)   "Participant" means an Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 5(a) hereof.

          (v)   "Plan" means this Satcon Technology Corporation 2010 Employee Stock Purchase Plan.

          (w)  "Plan Contributions" means, with respect to each Participant, the lump sum cash transfers, if any, made by the Participant to the Plan pursuant to Section 6(a) hereof, plus the after-tax payroll deductions, if any, withheld from the Compensation of the Participant and contributed to the Plan for the Participant as provided in Section 6 hereof, and any other amounts contributed to the Plan for the Participant in accordance with the terms of the Plan.

          (x)   "Subsidiary" means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, and that otherwise qualifies as a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

          (y)   "Trading Day" means a day on which the National Association of Securities Dealers Automated Quotation (NASDAQ) Capital Market is open for trading.

        3.    Eligibility.

          (a)    First Offering Date.    Any individual who is an Employee as of the First Offering Date shall be eligible to become a Participant as of the First Offering Date.

          (b)    Subsequent Offering Dates.    Any individual who is an Employee as of the Offering Date of a given Offering Period shall be eligible to become a Participant as of any Entry Date within that Offering Period under the Plan.

        4.    Offering Periods.

          (a)    In General.    The Plan shall generally be implemented by a series of Offering Periods. The first Offering Period shall commence on the First Offering Date and end on August 14, 2011, and succeeding Offering Periods shall commence on the August 15 immediately following the end of the previous Offering Period and end on the August 14 which is 12 months thereafter.

          (b)    Automatic Reset of Offering Period.    If the Fair Market Value of a share of Common Stock on any Exercise Date (except the final scheduled Exercise Date of any Offering Period) is lower than the Fair Market Value of a share of Common Stock on the Offering Date, then the Offering Period in progress shall end immediately following the close of trading on such Exercise Date, and a new Offering Period shall begin on the next subsequent August 15, November 15, February 15 and May 15, as applicable, and shall extend for a 12 month period ending on August 14, November 14, February 14 and May 14, as applicable. Subsequent Offering Periods shall commence on the August 15, November 15, February 15 and May 15, as applicable, immediately following the end of the previous Offering Period and shall extend for a 12 month period ending on August 14, November 14, February 14 and May 14, as applicable.

          (c)    Changes by Committee.

              (i)  The Committee shall have the power to make other changes to the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected.

             (ii)  The Committee may shorten the duration of any Offering Period then in progress by requiring that it end immediately following the close of trading on any Exercise Date within that Offering Period (after the purchase of Common Stock on that Exercise Date), if such change is announced at least five days prior to the Exercise Date on which the Committee proposes that the Offering Period terminate.

            (iii)  If the Company's accountants advise the Company that the accounting treatment of purchases under the Plan will change or has changed in a manner that the Company determines is detrimental to its best interests, then the Committee may, in its discretion, take any or all of the following actions: (i) terminate any Offering Period that is then ongoing as of the next Exercise Date (after the purchase of Common Stock on such Exercise Date); (ii) set a new Exercise Date for any ongoing Offering Period and terminate such Offering Period after the purchase of stock on such Exercise Date; (iii) amend the Plan so that each offering under the Plan will reduce the effect of the accounting treatment that is detrimental to the Company's best interests; and (iv) terminate any ongoing Offering Period at any time and refund any contributions back to the Participants.

        5.    Participation.

          (a)    Entry Dates.    Employees meeting the eligibility requirements of Section 3(b) hereof after the First Offering Date may elect to participate in the Plan commencing on any Entry Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior to such Entry Date, unless a later time for filing the enrollment agreement is set by the Committee for all eligible Employees with respect to a given offering.

          (b)    Special Rule for First Offering Date.    All Employees who are eligible as of the First Offering Date may elect to participate in the Plan commencing as of the First Offering Date by completing an enrollment agreement on the form provided by the Company and filing the enrollment agreement with the Company on or prior the deadline prescribed by the Company for initial enrollment.

        6.    Plan Contributions.

          (a)    Contribution by Payroll Deduction.    Except as otherwise authorized by the Committee, all contributions to the Plan shall be made only by payroll deductions. The Committee may, but need not, permit Participants to make after-tax contributions to the Plan at such times and subject to such terms and conditions as the Committee may in its discretion determine. All such additional contributions shall be made in a manner consistent with the provisions of Section 423 of the Code or any successor thereto, and shall be treated in the same manner as payroll deductions contributed to the Plan as provided herein.

          (b)    Payroll Deduction Election on Enrollment Agreement.    At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant may authorize payroll deductions to be made on each payroll date during the portion of the Offering Period that he or she is a Participant in an amount not less than 1% and not more than 15% of the Participant's Compensation on each payroll date during the portion of the Offering Period that he or she is a Participant. The amount of payroll deductions must be a whole percentage (e.g., 1%, 2%, 3%, etc.) of the Participant's Compensation.

          (c)    Commencement of Payroll Deductions.    Except as otherwise determined by the Committee under rules applicable to all Participants, payroll deductions for Participants enrolling in the Plan shall commence with the earliest administratively practicable payroll period that begins on or after the Entry Date with respect to which the Participant files an enrollment agreement in accordance with Section 5.

          (d)    Automatic Continuation of Payroll Deductions.    Unless a Participant elects otherwise prior to the last Exercise Date of an Offering Period, including the last Exercise Date prior to termination in the case of an Offering Period terminated under Section 4(b) or 4(c) hereof, such Participant shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period (and, for purposes of such Offering Period the Participant's "Entry Date" shall be deemed to be the first day of such Offering Period) and (ii) to have authorized the same payroll deduction for the immediately succeeding Offering Period as was in effect for the Participant immediately prior to the commencement of the succeeding Offering Period.

          (e)    Change of Payroll Deduction Election.    A Participant may decrease or increase the rate or amount of his or her payroll deductions during an Offering Period (within the limitations of Section 6(b) above) by completing and filing with the Company a new enrollment agreement authorizing a change in the rate or amount of payroll deductions; provided, that a Participant may not change the rate or amount of his or her payroll deductions more than once in any Exercise Period. Except as otherwise determined by the Committee under rules applicable to all Participants, the change in rate or amount shall be effective as of the earliest administratively practicable payroll period that begins on or after the date the Committee receives the new enrollment agreement. Additionally, a Participant may discontinue his or her participation in the Plan as provided in Section 13(a).

          (f)    Automatic Changes in Payroll Deduction.    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, Section 7(d) hereof, or any other applicable law, a Participant's payroll deductions may be decreased, including to 0%, at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year are equal to the product of $25,000 multiplied by the Applicable Percentage for the calendar year. Payroll deductions shall recommence at the rate provided in the Participant's enrollment agreement at the beginning of the following Exercise Period which is scheduled to end in the following calendar year, unless the Participant terminates participation as provided in Section 13(a).

        7.    Grant of Option.

          (a)    Shares of Common Stock Subject to Option.    On a Participant's Entry Date, subject to the limitations set forth in Section 7(d) and this Section 7(a), a Participant shall be granted an option to purchase on each subsequent Exercise Date during the Offering Period in which such Entry Date occurs (at the Exercise Price determined as provided in Section 7(b) below) up to a number of shares of Common Stock determined by dividing such Participant's Plan Contributions accumulated prior to such Exercise Date and retained in the Participant's account as of such Exercise Date by the Exercise Price; provided, that the maximum number of shares a Participant may purchase during any Exercise Period shall be 2,500 shares.

          (b)    Exercise Price.    The Exercise Price per share of Common Stock offered to each Participant in a given Offering Period shall be the lower of: (i) the Applicable Percentage of the greater of (A) the Fair Market Value of a share of Common Stock on the Offering Date or (B) the Fair Market Value of a share of Common Stock on the Entry Date on which the Employee elects to become a Participant within the Offering Period or (ii) the Applicable Percentage of the Fair Market Value of a share of Common Stock on the Exercise Date.

          (c)    Fair Market Value.    The Fair Market Value of a share of Common Stock on a given date shall be determined by the Committee in its discretion; provided, that if there is a public market for the Common Stock, the Fair Market Value per share shall be either (i) the closing price of the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the NASDAQ Capital Market, (ii) if such price is not reported, the average of the bid and asked prices for the Common Stock on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by NASDAQ, (iii) in the event the Common Stock is listed on a stock exchange, the closing price of the Common Stock on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal, or (iv) if no such quotations are available for a date within a reasonable time prior to the valuation date, the value of the Common Stock as determined by the Committee using any reasonable means.

          (d)    Limitation on Option that may be Granted.    Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) to the extent that if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries intended to qualify under Section 423 of the Code accrue at a rate which exceeds $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

          (e)    No Rights as Shareholder.    A Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

        8.    Exercise of Options.

          (a)    Automatic Exercise.    A Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option shall be purchased for the Participant at the applicable Exercise Price with the accumulated Plan Contributions then credited to the Participant's account under the Plan. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

          (b)    Carryover of Excess Contributions.    Any amount remaining to the credit of a Participant's account after the purchase of shares by the Participant on an Exercise Date, or which is insufficient to purchase a full share of Common Stock, shall remain in the Participant's account, and be carried over to the next Exercise Period, unless the Participant withdraws from participation in the Plan or elects to withdraw his or her account balance in accordance with Section 10(c).

        9.    Issuance of Shares.

          (a)    Delivery of Shares.    As promptly as practicable after each Exercise Date, the Company shall arrange for the delivery to each Participant (or the Participant's beneficiary), as appropriate, or to a custodial account for the benefit of each Participant (or the Participant's beneficiary) as appropriate, of a certificate representing the shares purchased upon exercise of the Participant's option.

          (b)    Registration of Shares.    Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as requested by the Participant.

          (c)    Compliance with Applicable Laws.    The Plan, the grant and exercise of options to purchase shares under the Plan, and the Company's obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to compliance with all applicable federal, state and foreign laws, rules and regulations and the requirements of any stock exchange on which the shares may then be listed.

          (d)    Withholding.    The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

        10.    Participant Accounts.

          (a)    Bookkeeping Accounts Maintained.    Individual bookkeeping accounts will be maintained for each Participant in the Plan to account for the balance of his Plan Contributions, options issued, and shares purchased under the Plan. However, all Plan Contributions made for a Participant shall be deposited in the Company's general corporate accounts, and no interest shall accrue or be credited with respect to a Participant's Plan Contributions. All Plan Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or otherwise set apart such Plan Contributions from any other corporate funds.

          (b)    Participant Account Statements.    Statements of account will be given to Participants semi-annually in due course following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

          (c)    Withdrawal of Account Balance Following Exercise Date.    A Participant may elect at any time within the first thirty (30) days following any Exercise Period, or at such other time as the Committee may from time to time prescribe, to receive in cash any amounts carried-over in accordance with Section 8(b). An election under this Section 10(c) shall not be treated as a withdrawal from participation in the Plan under Section 13(a).

        11.    Designation of Beneficiary.

          (a)    Designation.    A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of the Participant's death subsequent to an Exercise Date on which the Participant's option hereunder is exercised but prior to delivery to the Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of the Participant's death prior to the exercise of the option.

          (b)    Change of Designation.    A Participant's beneficiary designation may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        12.    Transferability.    Neither Plan Contributions credited to a Participant's account nor any rights to exercise any option or receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution, or as provided in Section 11). Any attempted assignment, transfer, pledge or other distribution shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Section 13(a).

        13.    Withdrawal; Termination of Employment.

          (a)    Withdrawal.    A Participant may withdraw from the Plan at any time by giving written notice to the Company. Payroll deductions, if any have been authorized, shall cease as soon as administratively practicable after receipt of the Participant's notice of withdrawal, and, subject to administrative practicability, no further purchases shall be made for the Participant's account. All Plan Contributions credited to the Participant's account, if any, and not yet invested in Common Stock, will be paid to the Participant as soon as administratively practicable after receipt of the Participant's notice of withdrawal. The Participant's unexercised options to purchase shares pursuant to the Plan automatically will be terminated. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan (a "Former Participant") unless the Former Participant enrolls in a subsequent Offering Period in accordance with Section 5(a).

          (b)    Effect of Withdrawal on Subsequent Participation.    A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in succeeding Offering Periods or in any similar plan which may hereafter be adopted by the Company.

          (c)    Termination of Employment.    Upon termination of a Participant's Continuous Status as an Employee prior to any Exercise Date for any reason, including retirement or death, the Plan Contributions credited to the Participant's account and not yet invested in Common Stock will be returned to the Participant or, in the case of death, to the Participant's beneficiary as determined pursuant to Section 11, and the Participant's option to purchase shares under the Plan will automatically terminate.

        14.    Common Stock Available under the Plan.

          (a)    Number of Shares.    Subject to adjustment as provided in Section 14(b) below, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be two million shares, plus an automatic annual increase on each anniversary of the Plan's effective date equal to the lesser of (i) two million shares, (ii) 3% of all shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) a lesser amount determined by the Board. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purpose of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

          (b)    Adjustments Upon Changes in Capitalization; Corporate Transactions.

              (i)  If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or the like, upon authorization of the Committee, appropriate adjustments shall be made in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan. Notwithstanding the foregoing, in the case of any "equity restructuring" (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, formerly known as Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make such adjustments in the number and/or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan, on account of such equity restructuring as shall be necessary in order that the "fair value" of the adjusted Award immediately following the equity restructuring shall be equal to the "fair value" of the original Award immediately prior to the equity restructuring, based on the share price and other pertinent factors on the effective date of the equity restructuring. For purposes of the preceding sentence, "fair value" shall be determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation.

             (ii)  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

            (iii)  In the event that either a proposed sale of all or substantially all of the Company's assets, or the merger of the Company with or into another corporation, would qualify as a "corporate transaction" under Treasury Regulation Section 1.424-1(a)(3) (each, a "Sale Transaction"), each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation in a manner that satisfies the requirements under Treasury Regulation Section 1.424-1(a)(4) and (5), unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Exercise Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Exercise Period then in progress in lieu of assumption or substitution in the event of a Sale Transaction, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the exercise date for such Participant's option has been changed to the New Exercise Date and that such Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 13(a). For purposes of this Section 14(b), an option granted under the Plan shall be deemed to have been assumed if, following the Sale Transaction, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the Sale Transaction, the consideration (whether stock, cash or other securities or property) received in the Sale Transaction by holders of Common Stock for each share of Common Stock held on the effective date of the Sale Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, that if the consideration received in the Sale Transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by the holders of Common Stock in the Sale Transaction.

            (iv)  In all cases, the Committee shall have sole discretion to exercise any of the powers and authority provided under this Section 14, and the Committee's actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 14.

        15.    Administration.

          (a)    Committee.    The Plan shall be administered by the Committee. The Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The administration, interpretation, or application of the Plan by the Committee shall be final, conclusive and binding upon all persons.

          (b)    Requirements of Exchange Act.    Notwithstanding the provisions of Section 15(a) above, in the event that Rule 16b-3 promulgated under the Exchange Act or any successor provision thereto ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any person that is not "disinterested" as that term is used in Rule 16b-3.

        16.    Amendment, Suspension, and Termination of the Plan.

          (a)    Amendment of the Plan.    The Board or the Committee may at any time, or from time to time, amend the Plan in any respect; provided, that (i) no such amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant and (ii) the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto. To the extent necessary to comply with Rule 16b-3 under the Exchange Act,

  Section 423 of the Code, or any other applicable law or regulation), the Company shall obtain shareholder approval of any such amendment.

          (b)    Suspension of the Plan.    The Board or the Committee may, as of the close of any Exercise Date, suspend the Plan; provided, that the Board or Committee provides notice to the Participants at least five business days prior to the suspension. The Board or Committee may resume the normal operation of the Plan as of any Exercise Date; provided further, that the Board or Committee provides notice to the Participants at least 20 business days prior to the date of termination of the suspension period. A Participant shall remain a Participant in the Plan during any suspension period (unless he or she withdraws pursuant to Section 13(a)), however no options shall be granted or exercised, and no payroll deductions shall be made in respect of any Participant during the suspension period. Participants shall have the right to withdraw carryover funds provided in Section 10(c) throughout any suspension period. The Plan shall resume its normal operation upon termination of a suspension period.

          (c)    Termination of the Plan.    The Plan and all rights of Employees hereunder shall terminate on the earliest of:

              (i)  the Exercise Date that Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan;

             (ii)  such date as is determined by the Board in its discretion; or

            (iii)  the last Exercise Date immediately preceding the tenth (10th) anniversary of the Plan's effective date.

        In the event that the Plan terminates under circumstances described in Section 16(c)(i) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis, based on the relative value of their cash account balances in the Plan as of the termination date.

        17.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        18.    Expenses of the Plan.    All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of such Participant by the Company.

        19.    No Employment Rights.    The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the right of the Company or any Subsidiary to terminate, or otherwise modify, an employee's employment at any time.

        20.    Applicable Law.    The internal laws of the State of Delaware shall govern all matter relating to this Plan except to the extent (if any) superseded by the laws of the United States.

        21.    Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure Participants performing services in such countries may benefit from the objectives of the Plan.

        22.    Additional Restrictions of Rule 16b-3.    The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        23.    Effective Date.    Subject to adoption of the Plan by the Board, the Plan shall become effective on the First Offering Date. The Board shall submit the Plan to the shareholders of the Company for approval within twelve months after the date the Plan is adopted by the Board.

Satcon Technology Corporation
C/O AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NY 10038

Dear Stockholder

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage-paid envelope.

Thank you in advance for your prompt consideration of these matters.

Satcon Technology Corporation
27 Drydock Avenue, Boston, Massachusetts, 02210

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned, revoking all prior proxies, hereby appoint(s) Charles S. Rhoades and Daniel Gladkowski, and each of them singly, with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Satcon Technology Corporation (“Satcon”) held of record by the undersigned on April 27, 2010 at the Annual Meeting of Stockholders to be held on Tuesday June 8, 2010 at 10:00 a.m. at the offices of Greenberg Traurig, LLP, One International Place, Boston, Massachusetts. The undersigned hereby directs the said Charles S. Rhoades and Daniel Gladkowski to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of the Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

Satcon Technology Corporation

June 8, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Tuesday June 8, 2010:

The Proxy Statement and 2009 Annual Report to Stockholders are available at http://investor.satcon.com/financials.cfm

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/    Please detach along perforated line and mail in the envelope provided.    /

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND PROPOSAL 3.
PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect two (2) Class I directors for the ensuing three years.

Nominees
☐	FOR ALL NOMINEES	☐	John M. Carroll
		☐	James L. Kirtley, Jr.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

		FOR	AGAINST	ABSTAIN

2.	To approve the Satcon Technology Corporation 2010 Employee Stock Purchase Plan;	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	To ratify the selection of Caturano and Company, P.C. as independent registered public accountants for the Corporation for the fiscal year ending December 31, 2010.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2009
OUTSTANDING EQUITY AWARDS AT FISCAL 2009 YEAR-END TABLE
DIRECTOR COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
PROPOSAL 2: APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
BOARD POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
OTHER MATTERS
STOCKHOLDER PROPOSALS
  Annex A
SATCON TECHNOLOGY CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN